SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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American Independence Funds Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filling Proxy Statement, if other than the Registrant)

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American Independence Funds Trust

Rx Dynamic Stock Fund (formerly, American Independence Stock Fund) American Independence JAForlines Risk-Managed Allocation Fund
American Independence International Alpha Strategies Fund
American Independence Kansas Tax-Exempt Bond Fund
American Independence Boyd Watterson Core Plus Fund
American Independence U.S. Inflation-Indexed Fund
American Independence Large Cap Growth Fund

1345 Avenue of the Americas, 2nd Floor

New York, NY 10105

(866) 410-2006

www.aifunds.com

October __, 2015

Dear Shareholder:

On behalf of the Board of Trustees of American Independence Funds Trust (the “Trust”), I cordially invite you to attend a Special Meeting of Shareholders of each of the separate investment series listed above (each a “Fund” and collectively, the “Funds”), to be held at 10:00 a.m. (Eastern time) on November 20, 2015, at the Trust’s offices located at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105. While we encourage you to read the full text of the enclosed Joint Proxy Statement, we are also providing you with a brief overview of the proposals, which are as follows:

(1)   Approval of a New Advisory Agreement.

American Independence Financial Services, LLC (“American Independence” or the “Adviser”), your Fund’s investment adviser, entered into a definitive agreement with FolioMetrix LLC (“FolioMetrix”), an SEC registered investment adviser headquartered in Nebraska, whereby FolioMetrix merged with American Independence to create a new company (the “Transaction”). The Transaction was consummated on July 31, 2015, and American Independence is now known as RiskX Investments, LLC. The current investment advisory agreement under which American Independence serves as investment adviser to your Fund terminated upon the closing of the Transaction.  In order to permit American Independence to continue to serve as investment adviser to your Fund, securities laws require Fund shareholders to approve a New Advisory Agreement.

(2)   Approval of New Sub-Advisory Agreements with Existing Sub-Advisers.

American Independence has retained sub-advisers to manage the assets of certain Funds.  The sub-adviser to each Fund is identified in the enclosed Joint Proxy Statement.  The current investment sub-advisory agreements under which the sub-advisers serve the Funds automatically terminated upon the closing of the Transaction.  In order to permit your Fund’s sub-adviser to continue to serve as sub-adviser to your Fund, securities laws require Fund shareholders to approve a new investment sub-advisory agreement.

(3)   Approval of Sub-Advisory Agreement with a New Sub-Adviser.

In addition to approving New Sub-Advisory Agreements with existing sub-advisers for certain of the Funds, we are proposing a new affiliated sub-adviser to manage the assets of the Kansas Tax-Exempt Bond Fund. Further details are provided in the Joint Proxy Statement.

(4)   Election of Trustees.

You are also being asked to approve the election of each of the four (4) current Independent Trustees to your Fund’s Board and the election of a new Trustee who, by reason of her position with, and ownership of, the Adviser, is referred to as an “Interested Trustee”.

In addition, shareholders are being asked for the approval of any other matters as may properly come before the Meeting and any adjournment or postponement thereof.

INCLUDED WITH THIS LETTER ARE A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS, A JOINT PROXY STATEMENT AND A PROXY CARD.

Regardless of the number of shares you own, it is important that your shares are represented and voted. If you cannot personally attend the Special Shareholders’ Meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy card in the postage-paid envelope provided.

We thank you for your time and for your investment in the American Independence Funds Trust.

Sincerely,

Eric M. Rubin

President

American Independence Funds Trust

American Independence Funds Trust

Rx Dynamic Stock Fund (formerly, American Independence Stock Fund)
American Independence JAForlines Risk-Managed Allocation Fund American Independence International Alpha Strategies Fund
American Independence Kansas Tax-Exempt Bond Fund
American Independence Boyd Watterson Core Plus Fund
American Independence U.S. Inflation-Indexed Fund
American Independence Large Cap Growth Fund

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

Dear Shareholder:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the American Independence Funds Trust (the “Trust”), a Delaware business trust, will be held at the Trust’s offices, located at 1345 Avenue of the Americas, 2nd Floor, New York, NY  10105, on November 20, 2015 at 10:00 a.m. (Eastern time) for the following purposes:

Proposal		Fund(s) Affected
1.	To approve a new investment advisory agreement between each Fund and RiskX Investments, LLC.	All Funds
2.	To approve the following new sub-advisory agreements between RiskX Investments, LLC (“RiskX Investments”) and each of the sub-advisers named below:
	a. Investment sub-advisory agreement between RiskX Investments and J.A. Forlines Global, LLC. (existing sub-adviser)	JAForlines Risk-Managed Allocation Fund
	b. Investment sub-advisory agreement between RiskX Investments and Navellier & Associates, Inc. (existing sub-adviser)	International Alpha Strategies Fund and Large Cap Growth Fund
	c. Investment sub-advisory agreement between RiskX Investments and Boyd Watterson Asset Management, LLC. (existing sub-adviser)	Boyd Watterson Core Plus Fund
	d. Investment sub-advisory agreement between RiskX Investments and Fischer Francis Trees and Watts, Inc. (existing sub-adviser)	U.S. Inflation-Indexed Fund
3.	To approve a new investment sub-advisory agreement between RiskX Investments and Arrivato Asset Management, LLC	Kansas Tax-Exempt Bond Fund
4.	The election of five Trustees, one of which is an Interested Trustee.	All Funds
5.	To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.	All Funds

After careful consideration, the Board of Trustees of the Trust, including all of the Independent Trustees, unanimously approved each of the proposals listed above and recommended that shareholders vote “FOR” each proposal.

The matters referred to above are discussed in detail in the joint proxy statement attached to this Notice.

The Board of Trustees has fixed the close of business on October 1, 2015 as the record date for determining shareholders entitled to notice of and to vote at the Meeting.  Each share of the Funds is entitled to one vote with respect to each proposal, with fractional votes for fractional shares.

Eric M. Rubin

President

American Independence Funds Trust

All shareholders are cordially invited to attend the meeting. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have submitted a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

American Independence Funds Trust

Rx Dynamic Stock Fund (formerly, American Independence Stock Fund)
American Independence JAForlines Risk-Managed Allocation Fund
American Independence International Alpha Strategies Fund
American Independence Kansas Tax-Exempt Bond Fund
American Independence Boyd Watterson Core Plus Fund
American Independence U.S. Inflation-Indexed Fund
American Independence Large Cap Growth Fund
(each a “Fund” and together the “Funds”)

JOINT PROXY STATEMENT

FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 20, 2015

INTRODUCTION

This joint proxy statement is solicited by the Board of Trustees (the “Board”) of American Independence Funds Trust (the “Trust”) for voting at the joint special meeting of shareholders of the Trust to be held at 10:00 a.m. (Eastern time) on November 20, 2015, at the Trust’s offices at 1345 Avenue of the Americas, 2nd Floor, New York, NY  10105, and at any and all adjournments thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

The Trust will furnish, without charge, a copy of the Funds’ most recent annual and semi-annual reports to shareholders upon request, which may be made either by writing to the American Independence Funds Trust at the address above or by calling toll-free (866) 410-2006. The annual and semi-annual reports will be mailed to you by first-class mail within three business days of your request.

SOLICITATION OF PROXIES

The Board is soliciting votes from shareholders of the Trust with respect to each proposal discussed below. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card on or about [Mail Date]. In addition to solicitation by mail, certain officers and representatives of the Trustees, officers and employees of the Trust’s investment adviser or their affiliates or a professional solicitation organization, may solicit proxies by telephone, facsimile or personally, at no extra cost to shareholders. (See “Shareholder Meeting Costs and Voting Procedures” under “ADDITIONAL INFORMATION ABOUT THE FUNDS”).

The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

Each share of each Fund is entitled to one vote on each proposal and on each other matter that it is entitled to vote upon at the Meeting. The Trust knows of no other business to be voted upon at the Meeting other than those proposals set forth in the accompanying Notice of the Joint Special Meeting of Shareholders and described in this Joint Proxy Statement.

Each valid proxy that the Trust receives will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given on an executed proxy that has been returned to us, that proxy will be voted FOR the proposals. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, or by voting in person at the Meeting.

The presence in person or by proxy of the holders of record of half (50%) of the outstanding shares of the Funds shall constitute a quorum at the Meeting, permitting action to be taken. In the event that sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposals and will vote against any such adjournment those proxies required to be voted against the proposals.

Each proposal requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund applicable to that proposal. The term “majority of the outstanding voting securities” of each Fund as defined by the Investment Company Act of 1940, as amended, (the “1940 Act”) means: the affirmative vote of the lesser of (i) 67% of the voting securities of a Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund.

The Board has fixed the close of business on October 1, 2015, as the record date (the “Record Date”) for determining holders of each Fund’s shares entitled to notice of and to vote at the Meeting. See “Ownership of Shares” under “ADDITIONAL INFORMATION ABOUT THE FUNDS” for record date shares of the Funds.

_____________________

PROPOSAL 1 – TO APPROVE A NEW ADVISORY AGREEMENT FOR THE FUNDS (All Funds)

Shareholders of the Funds are being asked to approve a Proposed Investment Advisory Agreement (the “New Advisory Agreement”) with RiskX Investments, LLC (“RiskX Investments” or the “Adviser”), formerly American Independence Financial Services, LLC (“American Independence”), as a result of a technical change in control of American Independence and the merger with FolioMetrix LLC. Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that any investment advisory agreement be in writing and be approved initially by both (1) the fund’s board of trustees (including a majority of those trustees who are not considered to be “interested persons” of the fund or a party to the agreement, as that term is defined in the 1940 Act (“Independent Trustees”), and (2) the fund’s shareholders. An assignment of an advisory agreement under the 1940 Act includes any transaction that results in a change in control of the investment adviser.  Among other things, an assignment covers any transfer of a controlling block of the adviser’s outstanding voting securities.  A controlling block is presumed if a person beneficially owns more than 25% of a company’s voting securities.

The Board is recommending the approval of the New Advisory Agreement for the Funds.  As is required by the 1940 Act, the current agreement provides for automatic termination upon its “assignment”. Under the 1940 Act, the change of control described below resulted in the assignment of the Funds’ then current agreement, and in its automatic termination. Therefore, as is described below, shareholders of the Funds are being asked to approve a Proposed Investment Advisory Agreement for their respective Fund(s) to assure continuity of advisory services by RiskX Investments, the same entity that currently advises the Funds.

Background

American Independence was formed in 2004, as a Delaware limited liability company. American Independence has been the investment adviser to the Funds pursuant to an investment advisory agreement dated July 23, 2010, as amended through April 29, 2015 (the “Original Advisory Agreement”). Effective May 8, 2015, American Independence entered into a definitive agreement among FolioMetrix LLC (“Folio”) and FolioMetrix Funding LLC (“Funding”) whereby Folio would sell its assets to American Independence and Funding would enter into various loans with American Independence for the purpose of funding such acquisition (the “Transaction”). Funding is substantially directed by Mr. Donald Putnam, Managing Partner of Grail Partners (“Grail”), and the managing member of Funding. The closing of the Transaction (the “Closing”), which took place on July 31, 2015, caused a change of control of American Independence, the adviser to the Funds. The merger of Folio with American Independence created a new company called RiskX Investments, LLC (“RiskX Investments”). The Board of RiskX Investments, formerly of American Independence, will be reconstituted to include Donald H. Putnam (Chair), John Pileggi (CEO), Jerry Murphey (President), Craig Cognetti, an affiliated member and a representative of Funding, and John Coyle. Mr. Coyle is also the Managing Director for Navellier & Associates, Inc., the sub-adviser to the International Alpha Strategies Fund and the Large Cap Growth Fund.

In anticipation of the Transaction, the Trust’s Board of Trustees, at a meeting held on March 18-19, 2015 (the “Board Meeting”), approved an interim investment advisory agreement between the Trust, on behalf of each Fund, except with respect to the Large Cap Growth Fund, and RiskX Investments (the “Interim Advisory Agreement”), and the New Advisory Agreement, subject to shareholder approval. The Interim Advisory Agreement with respect to the Large Cap Growth Fund was approved at that Fund’s organizational meeting held on April 29, 2015. The 1940 Act requires that investment advisory agreements such as the New Advisory Agreement be approved by a vote of a majority of the outstanding shares of a Fund. Therefore, shareholders are being asked to approve the proposed New Advisory Agreement with RiskX Investments. The Interim Advisory Agreement allows RiskX Investments to manage the Funds, as their investment adviser, while the Board solicits shareholder approval for the New Advisory Agreement.

How does Proposal 1 affect shareholders of the Trust?

The Transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.  In addition, as described below, there are no material differences between the Original Advisory Agreement and the New Advisory Agreement.  In this regard, the Original Advisory Agreement and the corresponding New Advisory Agreement contain the same terms, conditions, and fee rates, and provide for the same management services.

The Terms of the Interim Agreement

Based upon the considerations described below under “Approval of New Advisory Agreement by the Board of Trustees”, the Board, including the Independent Trustees, approved the Interim Sub-Advisory Agreement at a meeting of the Board of Trustees held on March 18-19, 2015 and at an organization meeting held on April 29, 2015 with respect to the Large Cap Growth Fund. The compensation paid to RiskX Investments under the Interim Advisory Agreement is the same as the compensation that would have been paid under the Original Advisory Agreement. Such payment will be placed in an escrow account until such time as the New Advisory Agreement is approved by each Fund’s shareholders. Upon such approval, RiskX Investments will receive all fees held in escrow as well as the advisory compensation going forward.

There are no material differences between the terms of the Interim Advisory Agreement and the terms of the New Advisory Agreement, except that the Interim Advisory Agreement terminates upon the earlier of (i) the 150th day following the termination of the Original Advisory Agreement; or (ii) the effectiveness of the New Advisory Agreement.

Subject to certain conditions, Rule 15a-4 under the 1940 Act permits the Board (including a majority of the Independent Trustees) to approve and enter into the Interim Advisory Agreement pursuant to which RiskX Investments may serve as investment adviser to the Funds for up to 150 days from the termination of the Original Advisory Agreement, pending receipt of shareholder approval of the New Advisory Agreement. Rule 15a-4 imposes the following conditions, all of which were met in the case of the Interim Agreement: (1) the compensation under the interim contract may be no greater than under the previous contract; (2) the Funds’ Board of Trustees, including a majority of the Independent Trustees, has voted in person to approve the interim contract before the previous contract is terminated; (3) the Funds’ Board of Trustees, including a majority of the Independent Trustees, determines that the scope and quality of services to be provided to the Funds under the interim contract will be at least equivalent to the scope and quality of services provided under the  previous contract; (4) the interim contract provides that the Funds’ Board of Trustees or a majority of the Funds’ outstanding voting securities may terminate the interim contract at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to the Adviser; (5) the interim contract contains the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a−4 and other differences determined to be immaterial by the Funds’ Board; (6) the interim contract provides in accordance with the specific provisions of Rule 15a−4 for the establishment of an escrow account for fees received under the interim contract pending approval of a new contract by shareholders; and (7) the Board of Trustees satisfies certain fund governance standards under Rule 0−1(a)(7) of the 1940 Act.

The Terms of the New Advisory Agreement

The terms of the New Agreement are the same in all material respects as the terms of the Original Agreement, which was last approved by the Trust’s Board of Trustees, including a majority of the Trustees who were not parties to such Agreement or interested persons of such parties, at the meeting held on March 18-19, 2015, and at an organization meeting held on April 29, 2015, with respect to the Large Cap Growth Fund. A copy of the form of the New Advisory Agreement is attached as Appendix A to this Proxy.

Pursuant to the New Advisory Agreement, RiskX Investments will continue to provide investment research and portfolio management, including the selection of securities to purchase, hold, or sell and the selection of brokers or dealers through whom the portfolio transactions of each Fund are executed, or the selection of investment sub-advisers for the Funds. RiskX Investments’ activities are subject to review and supervision by the Trustees to whom RiskX Investments renders periodic reports of the Funds’ investment activities.  RiskX Investments, at its own expense, also will furnish the Trust with executive and administrative personnel, office space and facilities, and pays certain additional administrative expenses incurred in connection with the operation of each Fund.  Each Fund will continue to pay for its own operating expenses and for its share of its respective fund expenses not assumed by RiskX Investments including, but not limited to, costs of custodian services, brokerage fees, taxes, interest, costs of reports and notices to shareholders, costs of dividend disbursing and shareholder record-keeping services (including telephone costs), auditing and legal fees, the fees of the Independent Trustees and its pro-rata portion of premiums on the fidelity bond covering the Funds.

There will be no increase in advisory fees for any of the Funds. The annual advisory fees under the New Advisory Agreement and the Original Advisory Agreement for each Fund as a percentage of average net assets are as follows:

Fund	Annual Fee	Fund	Annual Fee

Dynamic Stock Fund	1.00%	Boyd Watterson Core Plus Fund	0.40%
JAForlines Risk-Managed Allocation Fund	0.75%	U.S. Inflation-Indexed Fund	0.40%
International Alpha Strategies Fund	0.81%	Large Cap Growth Fund	1.00%
Kansas Tax-Exempt Bond Fund	0.30%

In addition, under the New Advisory Agreement (as well as the Original Advisory Agreement), RiskX Investments is contractually obligated to reimburse each Fund for all expenses (except for extraordinary expenses such as litigation, expenses related to acquired fund fees, and interest and dividend expense on securities sold short) in excess of average daily net assets as set forth below. The expense limitations noted below are in effect until March 1, 2016 with respect to each Fund, except for the Large Cap Growth Fund, which expires March 1, 2017.

Fund	Expense Limitation	Fund	Expense Limitation
Dynamic Stock Fund		Boyd Watterson Core Plus Fund
Class A	1.55%	Class A	0.80%
Class C	2.16%	Institutional Class	0.45%
Institutional Class	1.16%
JAForlines Risk-Managed Allocation Fund		U.S. Inflation-Indexed Fund
Class A	1.33%	Class A	0.77%
Class C	1.95%	Class C	1.32%
Institutional Class	0.95%	Premier Class	0.47%
		Institutional Class	0.32%

International Alpha Strategies Fund		Large Cap Growth Fund
Class A	1.45%	Class A	1.47%
Institutional Class	0.95%	Class C	2.09%
		Institutional Class	1.09%
Kansas Tax-Exempt Bond Fund
Class A	0.87%
Class C	1.48%
Institutional Class	0.48%

The New Advisory Agreement may be terminated without penalty at any time by the Trust with respect to one or more of the Funds to which the Investment Advisory Agreement applies (either by the Board of Trustees or by a majority vote of the terminating Fund’s outstanding shares); or by RiskX Investments on 60-days’ written notice and will automatically terminate in the event of its assignment as defined in the 1940 Act.

Appendix B to this Proxy Statement sets forth the aggregate advisory fees paid to RiskX Investments (formerly to American Independence) for each Fund during the most recent fiscal year and any fees waived pursuant to a contractual fee waiver agreement in place for the Funds. The date of the Current Advisory Agreement is July 23, 2010, as amended through April 29, 2015, and was last approved by shareholders at a special meeting held on July 23, 2010.

In addition, RiskX Investments serves as the Administrator to the Trust and for these services receives an annual fee of 0.125% of average net assets of each Fund. The amounts paid to American Independence with respect to administration fees for the most recent fiscal year are set forth in Appendix B. American Independence has engaged a third party to perform certain administrative functions, and pays that third party from the administration fees received. RiskX Investments has continued to provide investments services to the Funds after the Transaction was effected and will continue to provide administrative services after the New Advisory Agreement is approved.

Approval of New Advisory Agreement by the Board of Trustees

At a meeting held March 18-19, 2015, the Board of Trustees unanimously approved the New Advisory Agreement, including all of the Independent Trustees, and with respect to the Large Cap Growth Fund, approved such agreement at an organizational meeting held on April 29, 2015. At a meeting held June 13, 2014 (the “2014 Contract Renewal Meeting”), the Board, including the Independent Trustees, reviewed certain materials and approved the continuation of the Original Advisory Agreement and Expense Limitation Agreement between the Trust and American Independence on behalf of each Fund.

In determining whether or not it was appropriate to approve the New Advisory Agreement and to recommend its approval to the shareholders, the Board, including the Trustees who are not interested persons of RiskX Investments, considered various materials and representations provided by RiskX Investments, and the Board was advised by independent legal counsel with respect to these matters. In reaching their decision, the Board carefully considered information that they had received throughout the year as part of their regular oversight of the Trust and information from RiskX Investments that was provided in connection with the 2014 Contract Renewal Meeting in addition to the information provided at the March 18-19, 2015 meeting. At subsequent meetings held on April 29, 2015 and June 18-19, 2015, the Board reviewed additional information in relation specifically to the Large Cap Growth Fund (a newly formed series of the Trust) and in relation to expense fee comparisons for all the Funds.

Information considered by the Trustees included, among other things, the following:  (1) representation that the same persons responsible for management of the Funds under the Original Advisory Agreement are currently expected to continue to manage the Funds under the New Advisory Agreement; (2) that the compensation to be received by RiskX Investments under the New Advisory Agreement is the same as the compensation paid under the Original Advisory Agreement; (3) RiskX Investments’ representation that it will keep any existing expense limitation agreement in effect; (4) that the senior management personnel responsible for the management of RiskX Investments are expected to continue to be responsible for the management of RiskX Investments; (5) that the terms and conditions of the New Advisory Agreement, are substantially identical to those of the Original Advisory Agreement; and (6) the commitment of RiskX Investments that there will not be any diminution in the nature, quality and extent of services provided to each Fund or its shareholders.

Further, at the meetings held on March 18-19, 2015, April 29, 2015, and June 18-19, 2015, and at the 2014 Contract Renewal Meeting, the Board of Trustees reached its determinations with respect to the Original Advisory Agreement and to the New Advisory Agreement, based on the following factors: (1) the quality of the Adviser’s investment advisory and other services; (2) the Adviser’s investment management personnel; (3) the Adviser’s operations and financial condition; (4) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (5) the level of the fees that the Adviser charges compared with the fees charged to comparable mutual funds or accounts; (6) each Fund’s overall fees and operating expenses compared with similar mutual funds; (7) whether the Adviser had waived or reimbursed any fees; (8) the level of the Adviser’s profitability from its Fund-related operations; (9) the Adviser’s compliance systems; (10) the Adviser’s policies on and compliance procedures for personal securities transactions; (11) the Adviser’s reputation, expertise and resources in the financial markets; and (12) each Funds’ performance compared with similar mutual funds.

In addition, at the March 18-19, 2015 meeting, the Trustees reviewed at length the terms and conditions of the Transaction resulting in the merger between American Independence and FolioMetrix. Factors considered were the following: (1) the details of the Transaction, including information on the operations and organizational structure of Grail and how the Adviser will be integrated within Grail, including any plans to merge and/or reorganize the Adviser; (2) the Adviser’s ability to perform its duties after the closing of the Transaction, including any planned or proposed changes to the Adviser’s operations and personnel that may affect a Fund; (3) whether the current investment strategies, restrictions or policies of a Fund are proposed to be changed and whether these changes will be in the best interests of the shareholders; (4) information about any benefits that may accrue to a Fund’s shareholders as a result of the Transaction (e.g., reduced expenses due to economies of scale); (5) the Adviser’s and Grail’s projected financial condition after the Transaction and whether the Adviser will have the financial strength and stability to carry out its obligations to the Funds in a manner that is consistent with the best interests of the Funds and their shareholders; (6) Grail’s and its affiliates’ history of regulatory compliance; and (7) what, if any, impact the Transaction is expected to have on a sub-adviser..

Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined that, by approving the New Advisory Agreement, the Funds can be best assured that services from RiskX Investments will be provided without interruption. In reaching their conclusion with respect to the approval of the New Advisory Agreement, the Board members did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Funds and management’s demonstrated commitment to the continued enhancement of investment performance, the commitment of the Adviser to the successful operation of the Funds, and the level of expenses of the Funds, as well as the continued use of an expense limitation agreement in order to reduce the overall operating expenses of the Funds, as being important elements of their consideration. The Board also considered the effectiveness of the compliance programs of the Funds and the Adviser in accordance with applicable requirements relating to mutual funds and their investment advisers.

At the March 18-19, 2015 meeting, the Trustees discussed the extent to which economies of scale were projected by the Adviser to be realized as the Funds’ assets, or the assets of the Trust overall, grew. The Trustees discussed the plans of the Adviser and its affiliates for marketing and distributing the shares of the various series of the Trust. The Trustees reviewed information about the potential effect of asset growth on each of the Funds’ expenses, and the difficulty of forecasting its effect on the profitability of the Adviser. It was noted that, to the extent the Funds’ gross expenses currently were higher than their net expenses, the reduction of the Funds’ gross expenses through the achievement of economies of scale might benefit the Adviser by reducing the expenses the Adviser must reimburse to the Funds, rather than directly benefiting the Funds by reducing their net expenses.

The Board of Trustees also determined that the New Advisory Agreement is in the best interests of each Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and  information it considered relevant, the Board of Trustees unanimously approved the New Advisory  Agreement and voted to recommend its approval by each Fund’s shareholders.

If shareholders approve the New Advisory Agreement, it will go into effect on November 20, 2015. The New Advisory Agreement will remain in effect for up to two years from the date it takes effect, and, unless earlier terminated, will continue for maximum terms of one year thereafter, provided that such continuance is approved annually with respect to each Fund (i) by the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of a particular Fund, and, in either case, (ii) by a majority of the Trust’s Trustees who are not parties to the New Advisory Agreement or interested persons of any such party (other than as a Trustee of the Trust).

Information About RiskX Investments, LLC

RiskX Investments, LLC (formerly American Independence), a Delaware limited liability company, is the investment adviser for the Funds under the Current Agreement. RiskX Investments, located at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105, is registered as an investment adviser with the Securities and Exchange Commission. As of June 30, 2015, RiskX Investments had approximately $810 million in assets under management.

Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and partner(s) of RiskX Investments is set forth below and those Trustees and officers of the Trust who hold positions with RiskX Investments are noted below. For further information regarding RiskX Investments, please see www.riskxinvestments.com.

The following table sets forth certain information with respect to the current executive officers and directors of RiskX Investments:

Name	Position with American Independence	Position with Trust (if applicable)	Address
John J. Pileggi	Chief Executive Officer and Director	Assistant Treasurer and Interested Trustee	1345 Avenue of the Americas, 2nd Floor, New York, NY 10105
D. Jerry Murphey	President and Director	N/A	1000 SW Broadway, Portland, OR 97205
Eric M. Rubin	President, Fund Services	President	1345 Avenue of the Americas, 2nd Floor, New York, NY 10105
Thaddeus Leszczynski	Chief Compliance Officer	Chief Compliance Officer	1345 Avenue of the Americas, 2nd Floor, New York, NY 10105
Susan L. Silva	Chief Administrative Officer	Secretary and Treasurer	1345 Avenue of the Americas, 2nd Floor, New York, NY 10105
James McCluskey	Chief Operating and Chief Financial Officer	N/A	1345 Avenue of the Americas, 2nd Floor, New York, NY 10105
Donald Putnam	Chairman and Director	N/A	423 Washington St., 2nd Fl., San Francisco, CA 94111
S. Craig Cognetti	Director	N/A	423 Washington St., 2nd Fl., San Francisco, CA 94111
John Coyle	Director	N/A	1345 Avenue of the Americas, 2nd Floor, New York, NY 10105
Arrivato Holdings, LLC	Member	N/A	1345 Avenue of the Americas, 2nd Floor, New York, NY 10105
AIFS Acquisition, LLC	Member	N/A	1345 Avenue of the Americas, 2nd Floor, New York, NY 10105
FolioMetrix Funding LLC	Member	N/A	423 Washington St., 2nd Fl., San Francisco, CA 94111

Expenses related to Proposal 1

All mailing, proxy solicitation and tabulation expenses associated with Proposal 1 will be borne by the Adviser.

Vote Required for Proposal 1

Shareholders of each Fund who own shares at the close of business on the Record Date, October 1, 2015, will be entitled to notice of, and vote at, the Special Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Shareholders of each Fund vote separately to determine whether the proposal is approved for that respective Fund.

Approval of Proposal 1 requires the vote of a “majority of the outstanding voting securities” entitled to vote on the proposal, as defined in the 1940 Act, which means either (i) the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

THE BOARD OF TRUSTEES OF THE FUNDS, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 1.

_____________________

PROPOSALS 2(a)-(d) – Approval of New Sub-Advisory Agreements with Existing Sub-Advisers (JAForlines Risk-Managed Allocation Fund, International Alpha Strategies Fund, Boyd Watterson Core Plus Fund, U.S. Inflation-Indexed Fund and Large Cap Growth Fund)

American Independence had entered into investment sub-advisory agreements on behalf of certain Funds (each, an “Original Sub-Advisory Agreement” and collectively, the “Original Sub-Advisory Agreements”). Information regarding the name of each sub-adviser (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”), the respective Fund, the date of each Original Sub-Advisory Agreement, and the date it was last (i) approved by shareholders, and (ii) approved for continuance by the Board are set forth below:

#	Sub-Adviser	Fund(s)	Date last approved by shareholders	Date last approved by Board
2(a)	J.A. Forlines Global, LLC (“Forlines”)	JAForlines Risk-Managed Allocation Fund	N/A	6/14/2013
2(b)	Navellier & Associates, Inc. (“Navellier”)	International Alpha Strategies Fund Large Cap Growth Fund	5/23/2014 N/A	12/13/2013 4/29/2015
2(c)	Boyd Watterson Asset Management, LLC (“Boyd Watterson”)	Boyd Watterson Core Plus Fund	9/5/2014	7/30/2014
2(d)	Fischer Francis Trees & Watts, Inc. (“FFTW”)	U.S. Inflation-Indexed Fund	5/9/2008	6/12/2014

The Board is recommending the approval of New Sub-Advisory Agreements for the Funds.  As is required by the 1940 Act, the original agreements provided for automatic termination upon “assignment.” The Closing of the merger of the Adviser resulted in the assignment of the Funds’ Original Sub-Advisory Agreements. Therefore, as is described below, shareholders of the Funds are being asked to approve a Proposed Investment Sub-Advisory Agreement for their respective Fund to assure continuity of sub-advisory services by each of the current Sub-Advisers.

The 1940 Act requires that each New Investment Sub-Advisory Agreement be approved by that Fund’s shareholders in order for it to become effective. At the March 18-19, 2015 Board meeting and the April 29, 2015 Board meeting, with respect to the Large Cap Growth Fund, and for the reasons discussed below (see “Approval of New Sub-Advisory Agreements by the Board of Trustees”), the Trust’s Board, including a majority of the Independent Trustees, unanimously approved each New Sub-Advisory Agreement on behalf of the respective Fund and unanimously recommended its approval by shareholders in order to assure continuity of investment sub-advisory services to each Fund.

Background

As with the Original Advisory Agreement, each Original Sub-Advisory Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment. As a result of the Closing, as discussed above under Proposal 1, each Original Sub-Advisory Agreement has terminated. The form of for each New Sub-Advisory Agreement is attached hereto as Appendix C.

In anticipation of the Transaction, the Trust’s Board, at meetings held on March 18-19, 2015 and April 29, 2015, approved interim investment sub-advisory agreements between the Adviser and each Sub-Adviser, on behalf of the respective Fund (the “Interim Sub-Advisory Agreements”), and the New Sub-Advisory Agreements, subject to shareholder approval. The Interim Sub-Advisory Agreements allow each Sub-Adviser to manage the respective Fund while the Board solicits shareholder approval for the New Sub-Advisory Agreements.

How does Proposal 2 affect shareholders of the Funds?

The Transaction is not expected to result in material changes to the day-to-day management and operations of the Funds. For example, the same sub-advisers (as noted parenthetically) for the JAForlines Risk-Managed Allocation Fund (Forlines), the International Alpha Strategies Fund (Navellier), the Boyd Watterson Core Plus Fund (Boyd Watterson), the U.S. Inflation-Indexed Fund (FFTW) and the Large Cap Growth Fund (Navellier) will continue to provide the day-to-day management of the respective portfolios. The portfolio managers of the Funds are expected to remain the same as well. Each Fund’s investment objectives and strategies are not expected to change due to the change in control of the Adviser.

Terms of the New Sub-Advisory Agreements

It is proposed that the Adviser and each Sub-Adviser, on behalf of the respective Fund, enter into the New Sub-Advisory Agreements, to become effective upon the date of shareholder approval. Under Section 15(a) of the 1940 Act, each New Sub-Advisory Agreement requires the approval of (i) the Board, including a majority of the Trustees who are not “interested persons” of any party to the New Sub-Advisory Agreement, and (ii) the shareholders of the Fund. Based upon the considerations described below under “Approval of New Sub-Advisory Agreements by the Board of Trustees,” the Board, including all of the Independent Trustees, approved each New Sub-Advisory Agreement on March 19, 2015, with the exception of the New Sub-Advisory Agreement between the Adviser and Navellier with respect to the Large Cap Growth Fund, which was approved at the Fund’s organizational meeting held on April 29, 2015.

The terms of the New Sub-Advisory Agreements are substantially the same as the terms of the Original Sub-Advisory Agreements. The dates that the Original Sub-Advisory Agreements were approved by (a) the Trust’s Board of Trustees, including a majority of the Trustees who were not parties to such agreement or interested persons of such parties, and (b) by a majority of outstanding shareholders have been provided above. Each Original Sub-Advisory Agreement has a two-year term from the last shareholder approval date, with maximum terms of one year thereafter, provided that each such continuance is approved annually with respect to a Fund (i) by the Trust’s Board or by a vote of a majority of the outstanding voting securities of a Fund, and, in either case, (ii) by a majority of the Independent Trustees.

There will be no increase in sub-advisory fees for any of the Funds, and such fees are paid by the Adviser from the fees received by the respective Fund and not directly from that Fund. The annual sub-advisory fees under the New Sub-Advisory Agreements and the Original Sub-Advisory Agreements for each Fund as a percentage of average net assets are as follows (less any applicable fee waivers):

Fund	Annual Fee	Sub-Adviser

JAForlines Risk-Managed Allocation Fund	0.375%	J.A. Forlines Global, LLC
International Alpha Strategies Fund	0.27%	Navellier & Associates, Inc.
Boyd Watterson Core Plus Fund	0.20%	Boyd Watterson Asset Management, LLC
U.S. Inflation-Indexed Fund	0.20%	Fischer Francis Trees & Watts, Inc.
Large Cap Growth Fund	0.50%	Navellier & Associates, Inc.

Approval of New Sub-Advisory Agreements by the Board of Trustees

At a meeting held on March 18-19, 2015, and at an organizational meeting held on April 29, 2015 with respect to the Large Cap Growth Fund, the Board unanimously approved the New Sub-Advisory Agreements, including all of the Independent Trustees. At a meeting held June 13, 2014 (the “2014 Contract Renewal Meeting”), the Board, including the Independent Trustees, reviewed certain materials and approved the continuation of each Original Sub-Advisory Agreement, as well as the Original Advisory Agreement and Expense Limitation Agreement between the Trust and American Independence on behalf of each Fund, except for the Large Cap Growth Fund which had not yet commenced operations.

In determining whether or not it was appropriate to approve the New Sub-Advisory Agreements and to recommend their approval to the shareholders, the Board, including the Trustees who are not interested persons of RiskX Investments, considered various materials and representations provided by RiskX Investments and each Sub-Adviser, and the Board was advised by independent legal counsel with respect to these matters. In reaching their decision, the Board carefully considered information that they had received throughout the year as part of their regular oversight of the Trust and information from RiskX Investments and the Sub-Advisers that was provided in connection with the 2014 Contract Renewal Meeting in addition to the information provided at the at the March 18-19, 2015 meeting. At subsequent meetings held on April 29, 2015 and June 18-19, 2015, the Board reviewed additional information in relation specifically to the Large Cap Growth Fund (a newly formed series of the Trust) and in relation to expense fee comparisons for all the Funds.

Information considered by the Trustees included, among other things, the following: (1) representation that the same persons responsible for management of the Funds under the Original Sub-Advisory Agreements are currently expected to continue to manage the Funds under the New Sub-Advisory Agreements; (2) that the total compensation to be paid by the Adviser under the New Sub-Advisory Agreements is the same as the compensation paid under the Original Sub-Advisory Agreements; (3) the Adviser’s and each Sub-Adviser’s representation that each will keep any existing expense limitation agreement in effect; (4) that the terms and conditions of the New Sub-Advisory Agreements are substantially identical to those of the Original Sub-Advisory Agreements; and (5) the commitment of the Adviser and each Sub-Adviser that there will not be any diminution in the nature, quality and extent of services provided to each Fund or its shareholders.

Further, in reviewing materials provided at the March 18-19, 2015 meeting, the April 29, 2015 meeting, and the 2014 Contract Renewal Meeting, the Board reached its determinations with respect to each New Sub-Advisory Agreement, based on the following factors: (1) the quality of each Sub-Adviser’s investment advisory and other services; (2) each Sub-Adviser’s investment management personnel; (3) each Sub-Adviser’s operations and financial condition; (4) each Sub-Adviser’s brokerage practices (including any soft dollar arrangements and any benefits the Sub-Adviser would receive from its relationship with the respective Fund); (5) the level of the fees that each Sub-Adviser charges compared with the fees charged to comparable mutual funds or accounts; (6) each Fund’s overall fees and operating expenses compared with similar mutual funds; (7) whether RiskX Investments and the Sub-Advisers had waived or reimbursed any fees; (8) the level of each Sub-Adviser’s profitability including the anticipated impact to its profitability under its relationship with the respective Fund; (9) each Sub-Adviser’s compliance systems; (10) each Sub-Adviser’s policies on and compliance procedures for personal securities transactions; (11) each Sub-Adviser’s reputation, expertise and resources in the financial markets; and (12) each Fund’s performance compared with similar mutual funds.

The Trustees discussed the extent to which economies of scale were projected by RiskX Investments and each Sub-Adviser to be realized as each Fund’s assets, or the assets of the Trust overall, grew. The Trustees discussed the plans of RiskX Investments and the Sub-Advisers and their affiliates for marketing and distributing the shares of the various series of the Trust. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, and the difficulty of forecasting its effect on the profitability of RiskX Investments and the Sub-Advisers. It was noted that, to the extent each Fund’s gross expenses currently were higher than its net expenses, the reduction of each Fund’s gross expenses through the achievement of economies of scale might benefit RiskX Investments and the Sub-Advisers by reducing the expenses that the Adviser and Sub-Advisers must reimburse to the Funds, rather than directly benefiting the Funds by reducing their net expenses.

In reaching their conclusion with respect to the approval of the New Sub-Advisory Agreements, the Board members did not identify any one single factor as being controlling; rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Funds and management’s demonstrated commitment to the continued enhancement of investment performance, the commitment of RiskX Investments and the Sub-Advisers to the successful operation of each Fund, and the level of expenses of each Fund, as well as the continued use of an expense limitation agreement in order to reduce the overall operating expenses of the Funds, as being important elements of its consideration. The Board also considered the effectiveness of the compliance programs of the Funds, the Adviser and each Sub-Adviser in accordance with applicable requirements relating to mutual funds and their investment advisers.

The Board also determined that each New Sub-Advisory Agreement is in the best interests of the respective Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and  information it considered relevant, the Board unanimously approved each of the Investment Sub-Advisory Agreements and voted to recommend approval by each Fund’s shareholders with respect to that Fund’s New Sub-Advisory Agreement.

If shareholders approve the New Sub-Advisory Agreements, each will remain in effect for up to two years from the date it takes effect, and, unless earlier terminated, will continue for maximum terms of one year thereafter, provided that each such continuance is approved annually with respect to the respective Fund (i) by the Trust’s Board or by a vote of a majority of the outstanding voting securities of the applicable Fund, and, in either case, (ii) by a majority of the Independent Trustees.

Information About Each Sub-Adviser

J.A. Forlines Global, LLC (JAForlines Risk-Managed Allocation Fund)

J.A. Forlines Global, LLC is based at 63 Forest Avenue, Suite #1, Locust Valley, NY 11560. Forlines provides ongoing money management services for clients who have relationships with registered representatives of broker/dealers and registered investment advisers. As of June 30, 2015, Forlines had assets under management of approximately $414 million.

Portfolio Managers. Mr. John A. Forlines, III of Forlines, and Mr. Eric Rubin and Mr. Charles McNally of RiskX Investments, are jointly and primarily responsible for the day-to-day management of the JAForlines Risk-Managed Allocation Fund. The biographical information for each is set forth below:

John A. Forlines, III. Mr. Forlines is Chairman and Chief Investment Officer at JAForlines Global (JFG), a New York-based investment management company specializing in separately managed accounts and model strategies for broker/dealers, RIAs and their representatives. JFG also offers a tactical allocation Collective Fund for use in 401(k) plans and is sub-advisor to the American Independence JAForlines Risk-Managed Allocation mutual fund. Mr. Forlines is an Executive in Residence in the Department of Economics at Duke where he teaches classes in behavioral finance and decision making. In addition to his work at JFG and Duke University, Mr. Forlines is the Managing Partner of the Forlines Family Office, which is active primarily in charitable support for education in the United States. He also serves as Senior Advisor to Core Asset Management Company and previously served as the Co-Chair and President of the Investment Committee of Core. Mr. Forlines enjoyed a long career with J.P. Morgan from 1985-2000, serving various roles within the firm, including Vice President of Structured Products, Co-Head of the U.S. Private Equity Group, Managing Director in the Securities Business Development Group and Managing Director and Co-Head of U.S. Tech, Media & Telecom Investment Banking.

Eric M. Rubin. Mr. Rubin is President, Fund Services of RiskX Investments. Mr. Rubin was a founding member of American Independence and served as its President since February 2005. In addition, he is a co-portfolio manager of the Rx Dynamic Stock Fund and serves as President of American Independence Funds Trust and Rx Funds Trust.  Prior to American Independence, Mr. Rubin was Vice President of ING Financial Partners from June 2004 to January 2005, Senior Vice President of Mercantile Capital Advisers from April 2003 to April 2004, Senior Vice President of DST International from January 2002 to April 2003 and President of EMR Financial Services from June 2000 to February 2001.

Charles McNally. Mr. McNally serves as the Chief Portfolio Strategist for RiskX Investments and joined American Independence in early 2013. Mr. McNally also co-manages two other mutual funds, the Rx MAR Tactical Moderate Growth Fund and the Rx MAR Tactical Growth Fund, each a series in an affiliated trust, the Rx Funds Trust. For thirteen years, he was a founding member and became a portfolio manager and head of manager research for the Fund of Funds and Institutional Advisory Group at Lyster Watson & Company, a pioneer firm in advising hedge fund investors. Prior to that, he had various roles at Jefferies Group, Goldman Sachs & Company, Salomon Brothers, and CS First Boston. Mr. McNally earned a Sc.B in Applied Mathematics, magna cum laude, from Brown University, and continued his studies in pure and applied mathematics at Cambridge University (as a Churchill Scholar) and at New York University’s Courant Institute of Mathematical Sciences.

Additional Information Regarding Forlines. Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and partner(s) of Forlines is set forth in below. For further information regarding Forlines, please see www.jaforlines.com.

Name*	Title or Status	Address
John A. Forlines, III	Chairman and Chief Investment Officer	63 Forest Avenue, Suite #1, Locust Valley, NY 11560

Other Funds Advised by Forlines. As of the Record Date, Forlines does not act as investment adviser with respect to another registered investment company.

Relationships with the Fund. No officer or Trustee of the Fund is an officer, employee, director, general partner or shareholder of Forlines or has any material direct or indirect interest in Forlines or any other person controlling, controlled by or under common control with Forlines.

During the fiscal year ended October 31, 2014, the Fund paid no commissions to brokers affiliated with Forlines.

Navellier & Associates, Inc. (International Alpha Strategies Fund and Large Cap Growth Fund)

Navellier & Associates, Inc. is headquartered at 1 East Liberty, Suite 504, Reno, Nevada 89501. Navellier manages a variety of portfolios for institutional clients and as of June 30, 2015 had approximately $1.8 billion in assets under management.

Portfolio Managers. Mr. Louis Navellier is primarily responsible for the day-to-day management of the International Alpha Strategies Fund, and he is co-portfolio manager along with Mr. Shawn Price for the Large Cap Growth Fund. In managing the International Alpha Strategies Fund’s portfolio, Mr. Navellier consults with Mr. James O’Leary of Henry James International Management, an SEC registered investment adviser. The biographical information for Messrs. Navellier and Price is set forth below:

Louis Navellier. (Both Funds) Louis Navellier founded Navellier and currently serves as its Chief Investment Officer, Chief Executive Officer, and Chairman. He is responsible for the management of individual portfolios, mutual funds, and institutional portfolios.  Mr. Navellier began publishing his quantitative analysis on growth stocks in 1980, and in 1987 he started managing private accounts for high-net-worth individuals, and shortly thereafter for public plans, Taft-Hartley plans, corporate pension funds, endowments, and foundations. Mr. Navellier received a B.S. in business administration and an M.B.A. in finance from California State University, Hayward.

Shawn C. Price. (Large Cap Growth Fund) Mr. Price is the primary manager of the Large Cap Growth Fund and has been a Portfolio Manager for Navellier since 1991. Mr. Price is an integral member of Navellier's research team and conducts ongoing research enhancements of the firm’s quantitative investment process and is involved with product development. Mr. Price received a B.S. in finance from the University of Nevada, Reno.

Additional Information Regarding Navellier. Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and partner(s) of Navellier is set forth in below. For further information regarding Navellier, please see www.navellier.com.

Name*	Title or Status	Address
Louis G. Navellier	Chief Investment Officer	1 East Liberty, Suite 504, Reno, Nevada 89501
David V. Machen	Chief Financial Officer	1 East Liberty, Suite 504, Reno, Nevada 89501
Tanya Alexander	Chief Compliance Officer	1 East Liberty, Suite 504, Reno, Nevada 89501

Other Funds Advised by Navellier. As of the Record Date, Navellier does not act as investment adviser with respect to another registered investment company with the same investment objective and strategies as either the International Alpha Strategies Fund or the Large Cap Growth Fund. Navellier manages the Cavalier Fundamental Growth Fund, which has different strategies from that of the American Independence Large Cap Growth Fund.

Relationships with the Fund. Mr. John Coyle, who is on the Board of the Adviser, is also the Managing Director for Navellier. No officer or Trustee of the Funds is an officer, employee, director, general partner or shareholder of Navellier or has any material direct or indirect interest in Navellier or any other person controlling, controlled by or under common control with Navellier.

During the fiscal year ended October 31, 2014, the Fund paid no commissions to brokers affiliated with Navellier.

Boyd Watterson Asset Management, LLC (Boyd Watterson Core Plus Fund)

Boyd Watterson Asset Management, LLC is headquartered at 1801 E. 9th St., Suite 1400, Cleveland, Ohio 44114. Boyd Watterson managed more than $6.5 billion as of June 30, 2015. Boyd Watterson is a wholly owned subsidiary of Titanium Asset Management Corporation, located at 1801 E. 9th St., Suite 1400, Cleveland, Ohio 44114.

Portfolio Managers. The Boyd Watterson Fixed Income investment team, comprised of David Dirk, Gregory Cobb, Brian Gevry and James Shirak, is jointly and primarily responsible for the day-to-day management of the Boyd Watterson Core Plus Fund. The biographical information for each member of the Fixed Income Investment Team is set forth below:

David M. Dirk, CFA. Mr. Dirk is Executive Vice President / Director of Portfolio Management and Trading with responsibility for directing all Portfolio Management and Trading activity at Boyd Watterson. This includes the evaluation, implementation, and execution of all strategies across Boyd Watterson's suite of fixed income products.  Mr. Dirk is also co-portfolio manager of the Boyd Watterson Core Plus Fund.  Mr. Dirk joined Duff & Phelps, predecessor to Boyd Watterson Asset Management, in 1996 and has more than 15 years of experience in the investment industry.  He holds a CFA Charter from the CFA Institute, an MBA from Case Western Reserve University, and a BA from Baldwin-Wallace College.  He is also a member of the CFA Society of Cleveland and CFA Institute.

Gregory H. Cobb. Mr. Cobb is Executive Vice President/Lead Strategist–Fixed Income with responsibility for directing the development of broad-market investment strategies at Boyd Watterson. Mr. Cobb is also co-portfolio manager of the Boyd Watterson Core Plus Fund. Prior to the integration in 2010 of Sovereign Advisors into Boyd Watterson, he served as Sovereign’s CIO and Director of Portfolio Management. Previously, he held the position of Senior Portfolio Manager at Trade Street Investment Associates and Trusco Capital Management. Mr. Cobb has more than 25 years of investment experience and holds a BA from the University of North Carolina at Chapel Hill, where he pursued doctoral studies in economics and finance.  He is a member of the CFA Institute, a member and former board member of the CFA Society of North Carolina, a member of the World Affairs Council of Charlotte, and currently serves on the board of the NABE Charlotte Economics Club.

Brian L. Gevry, CFA. Mr. Gevry is the CEO of Titanium Asset Management Corp., and member of the Board of Directors. Mr. Gevry also serves as the CEO and Chief Investment Officer of Boyd Watterson Asset Management LLC. Mr. Gevry, along with senior management, has overall management responsibility for the firm's traded securities' and real estate businesses. Mr. Gevry has been the CEO and CIO of Boyd Watterson since 2006. Prior to becoming CEO, Mr. Gevry was the Chief Operating Officer beginning in 2000. He began his career in 1991 at Duff & Phelps Investment Management Corp, the predecessor to Boyd Watterson, working in the portfolio management department supporting senior executives on taxable and tax-free fixed income portfolios. Mr. Gevry progressed to become Executive Vice President and a member of the operating committee of Duff & Phelps Investment Management. In 2000, Mr. Gevry led a management buyout from Duff & Phelps, which resulted in Boyd Watterson Asset Management LLC becoming an independent firm. Mr. Gevry holds a CFA Charter from the CFA Institute, an MBA from Case Western Reserve University and a BA from Cleveland State University. He is a member of the CFA Society of Cleveland and of the CFA Institute.

James R. Shirak.  Mr. Shirak is a member of Boyd Watterson's Executive Committee.  Mr. Shirak also serves as Deputy Chief Investment Officer of Boyd Watterson and is a member of the Real Estate Investment Committee.  Prior to joining Boyd Watterson in 2000 as a fixed income Senior Strategist and Portfolio Manager, he was founder and Principal of Sterling Asset Management in Cleveland, Ohio. Previously, he held the position of Head of Fixed Income for BP America, Inc.’s Pension Plan and Savings and Investment Plan, where he established the investment philosophy, strategy, and guidelines for the pension fund and supervised fixed income personnel. Other prior positions include Director of Fixed Income for the Investment Centre and Head of Fixed Income for the Pension Plan of Republic Steel and Lincoln National Corp. Mr. Shirak has nearly 50 years of investment experience. He holds an MBA and a BA from Ohio University. Mr. Shirak is a member of the CFA Society of Cleveland, CFA Institute, and is a past President of the Bond Club of Cleveland.

Additional Information Regarding Boyd Watterson. Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and partner(s) of Boyd Watterson is set forth below. For further information regarding Boyd Watterson, please see www.boydwaterson.com.

Name*	Title or Status
Timothy M. Hyland	Senior Executive Vice President
Brian L. Gevry	CEO / Chief Investment Officer
Michael E. Bee	Senior Executive Vice President
James R. Shirak	Executive Vice President
James A. Waler	Executive Vice President/Chief Operations Officer
John L. Walsh	Senior Vice President/Chief Compliance Officer
Titanium Asset Management Corp.	Member

*The address for all of the above is 1801 East 9th Street, Suite 1400, Cleveland, OH 441144.

Other Funds Advised by Boyd Watterson. As of the Record Date, Boyd Watterson does not act as investment adviser with respect to another registered investment company having similar investment objectives as that of the Boyd Watterson Core Plus Fund.

Relationships with the Funds. No officer or Trustee of the Fund is an officer, employee, director, general partner or shareholder of Boyd Watterson or has any material direct or indirect interest in Boyd Watterson or any other person controlling, controlled by or under common control with Boyd Watterson.

During the fiscal year ended October 31, 2014, the Fund paid no commissions to brokers affiliated with Boyd Watterson.

Fischer Francis Trees & Watts, Inc. (U.S. Inflation-Indexed Fund)

Founded in 1972, Fischer Francis Trees & Watts, Inc. is a New York corporation that is registered as an investment adviser with the SEC. The Firm has offices in New York and Boston and manages approximately $50 billion as of July 31, 2015. FFTW specializes in managing US and global fixed income and equity portfolios for institutional clients including but not limited to central banks and official institutions, public and corporate employee pension funds, insurance companies, endowments, foundations, hospitals, and commercial banks. FFTW also serves as the adviser or the sub-adviser to domestic and international pooled investment vehicles. FFTW's New York office is located at 200 Park Avenue, New York, New York 10166. The Sub-Adviser is a wholly-owned subsidiary of BNP Paribas Investment Partners USA Holdings Inc. (“BNPP IP USA”), a New York corporation. BNPP IP USA is indirectly owned by BNP Paribas, which is a publicly owned banking corporation organized under the laws of the Republic of France.

Portfolio Manager.

Cedric Scholtes. Mr. Scholtes (born in 1974) is Head of the Global Rates Alpha Team and has responsibility for managing US inflation-linked portfolios as well as US Government portfolios including generating alpha ideas for US duration and yield curve positioning for all investment strategies. He is responsible for the overall performance of the Global Rates Alpha Team, implementing and improving investment processes for this team as well as managing the dedicated interest rate specialists who comprise the team. Mr. Scholtes joined FFTW in June 2006 as a portfolio manager and is based in New York. He joined the firm from the Treasury trading desk at Goldman Sachs, where his responsibilities included taking proprietary positions and market-making in index-linked markets, as well as enhancing the desk's analytical capabilities. Prior to working at Goldman Sachs, he spent five years at the Bank of England, two of which were spent on secondment to the Federal Reserve Bank of New York. At the Bank of England, Mr. Scholtes spent two years in the Foreign Exchange Division, helping to manage the UK Treasury's foreign exchange reserves. Prior to that, he worked as a research economist within the Monetary Analysis Division, researching fixed income markets. Mr. Scholtes has published articles on nominal and inflation-linked debt markets in Bank of England, BIS and IMF periodicals, as well as RiskBooks. He has 15 years of investment experience.

Mr. Scholtes holds an MSc in finance and economics from Warwick Business School (1999), an MSc in economics from the London School of Economics (1997), and an MA/BA in economics from Cambridge University (1996).

Additional Information Regarding FFTW. Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and partner(s) of FFTW is set forth in below. For further information regarding FFTW, please see www.fftw.com.

Name*	Title or Status
Robin S. Meister	Chief Compliance Officer, Chief Legal Officer, Secretary
Pascal Biville	Chairman, Director
John J. Barletta	Chief Financial Officer, Treasurer
Gary Friedman Daniel A. Klein	Deputy Chief Financial Officer, Assistant Treasurer Chief Executive Officer, President, Director,

BNP Paribas Investment Partners USA Holdings Inc.	Direct Owner

*The address for all of the above is 200 Park Avenue, New York, New York 10166.

Other Funds Advised by FFTW. As of the Record Date, FFTW does not act as investment adviser with respect to another registered investment company having similar investment objectives as that of the U.S. Inflation-Indexed Fund.

Relationships with the Funds. No officer or Trustee of the Fund is an officer, employee, director, general partner or shareholder of FFTW or has any material direct or indirect interest in FFTW or any other person controlling, controlled by or under common control with FFTW.

During the fiscal year ended October 31, 2014, the U.S. Inflation-Indexed Fund paid no commissions to brokers affiliated with FFTW.

Expenses related to Proposal 2

All mailing, proxy solicitation and tabulation expenses associated with Proposal 2 will be borne by the Adviser and its affiliates.

Vote Required for Proposal 2

Shareholders of each Fund who own shares at the close of business on the Record Date will be entitled to notice of, and vote at, the Special Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

Approval of Proposal 2 requires the vote of a “majority of the outstanding voting securities” entitled to vote on the proposal, as defined in the 1940 Act, which means either (i) the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

THE BOARD, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” THESE PROPOSALS NOS. 2(a)-(d).

_____________________

PROPOSAL 3 – Approval of a Sub-Advisory Agreement with Arrivato Asset Management, LLC on behalf of the American Independence Kansas Tax-Exempt Bond Fund

Shareholders of the Kansas Tax-Exempt Bond Fund are being asked to approve a Proposed Investment Sub-Advisory Agreement between RiskX Investments and Arrivato Asset Management, LLC (“AAM”) (the “Sub-Advisory Agreement”) per the recommendation by RiskX Investments and the approval by the Board of Trustees.

At a Board meeting held on March 19, 2015, the Board of Trustees of the American Independence Funds Trust, including a majority of the Independent Trustees, unanimously approved the Investment Sub-Advisory Agreement between RiskX Investments and AAM with respect to the Kansas Tax-Exempt Bond Fund subject to the approval of the Fund’s shareholders.

Federal securities laws generally require that shareholders approve agreements with an investment adviser or sub-adviser. The Board is recommending the approval of the Sub-Advisory Agreement for the Fund.

Background

The Kansas Tax-Exempt Bond Fund has been managed by Mr. Robert Campbell, portfolio manager with the Adviser since its inception. With the change in control of the Adviser and the focus of the firm to offer funds managed by sub-advisers that have the expertise in the strategies of each fund, RiskX Investments created a wholly owned subsidiary of RiskX Investments, Arrivato Asset Management, LLC, which will be staffed by existing portfolio management and administrative personnel of RiskX Investments, including Mr. Campbell.

How does Proposal 3 affect shareholders of the Kansas Tax-Exempt Bond Fund?

Fees. There will be no increase in advisory fees for the Kansas Tax-Exempt Bond Fund due to the engagement of AAM under the new Sub-Advisory Agreement. The annual advisory fees payable to RiskX Investments will remain at 0.30% of the Fund’s average net assets. In addition, RiskX Investments continues to be contractually obligated to reimburse the Fund for all expenses (except for extraordinary expenses such as litigation and expenses related to acquired fund fees) in excess of average daily net assets of 0.48%, 0.87% and 1.48% for Institutional Class shares, Class A shares and Class C shares, respectively. The expense limitations are in effect until March 1, 2016.

AAM will receive its sub-advisory fee, as described below in “Terms of the Sub-Advisory Agreement”, from the Adviser out of the total advisory fees received from the Kansas Tax-Exempt Bond Fund. The Kansas Tax-Exempt Bond Fund and its shareholders will not incur additional fees related to the Sub-Advisory Agreement.

Investment Objective and Strategies. There will be no change to the Kansas Tax-Exempt Bond Fund’s investment objective or its strategies.

Terms of the Sub-Advisory Agreement

It is proposed that RiskX Investments and AAM, on behalf of the Kansas Tax-Exempt Bond Fund, enter into an investment sub-advisory agreement, to become effective upon the date of shareholder approval (the “AAM Sub-Advisory Agreement”). Under Section 15(a) of the 1940 Act, each new Sub-Advisory Agreement requires the approval of (i) the Board, including a majority of the Trustees who are not “interested persons” of any party to the respective Sub-Advisory Agreement, and (ii) the shareholders of the Fund. Based upon the considerations described below under “Approval of the Sub-Advisory Agreement by the Board of Trustees,” the Board, including all of the Independent Trustees, approved the AAM Sub-Advisory Agreement on March 18-19, 2015 with respect to the Kansas Tax-Exempt Bond Fund.

For services rendered by the Sub-Adviser, under the AAM Sub-Advisory Agreement, RiskX Investments has agreed to pay AAM a rate of 0.15% of the Kansas Tax-Exempt Bond Fund’s average net assets.

There is no proposed change to the advisory fee rate paid by the Kansas Tax-Exempt Bond Fund to the Adviser.

The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated at any time without the payment of any penalty, by the Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days’ nor more than 60 days’ written notice to the respective Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days written notice to the Adviser and the Fund.

With respect to liability of AAM to the Kansas Tax-Exempt Bond Fund, no provision of the respective Investment Sub-Advisory Agreement shall be deemed to protect AAM with respect to the Kansas Tax-Exempt Bond Fund against any liability to the Fund or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under the Sub-Advisory Agreement.

A copy of the form of Sub-Advisory Agreement is attached as Appendix D to this Proxy.

Approval of Sub-Advisory Agreement by the Board of Trustees

At a meeting held March 18-19, 2015, the Board unanimously approved the Investment Sub-Advisory Agreement with AAM, including all of the Independent Trustees.

In determining whether or not it was appropriate to approve the Sub-Advisory Agreement and to recommend its approval to the shareholders, the Board, including the Trustees who are not interested persons of RiskX Investments, considered various materials and representations provided by RiskX Investments and the Sub-Adviser, and the Board was advised by independent legal counsel with respect to these matters. In reaching their decision, the Board carefully considered information that they had received throughout the year as part of their regular oversight of the Trust and information from RiskX Investments and the Sub-Adviser that was provided in connection with the meeting held in March, 2015.

Information considered by the Trustees included, among other things, the following: (1) that the total compensation to be paid by the Fund would not be any greater even under the Sub-Advisory Agreement; (2) RiskX Investments’ representation and the Sub-Adviser’s understanding of the existing expense limitation agreements in effect; (3) that the terms and conditions of the Sub-Advisory Agreement are the same in all material respects to that of other sub-advisory agreements under the Trust; and (4) the commitment of RiskX Investments and AAM that there will not be any diminution in the nature, quality and extent of services provided to the Fund or its shareholders.

Further, at the March, 2015 meeting, the Board reached its determinations with respect to the Sub-Advisory Agreement, based on the following factors: (1) the quality of the Sub-Adviser’s investment advisory and other services; (2) the Sub-Adviser’s investment management personnel; (3) the Sub-Adviser’s brokerage practices (including any soft dollar arrangements and any benefits a Sub-Adviser would receive from its relationship with the Fund); (4) the level of the fees that the Sub-Adviser charges compared with the fees charged to comparable mutual funds or accounts; (5) the Fund’s overall fees and operating expenses compared with similar mutual funds; (6) whether RiskX Investments had waived or reimbursed any fees; (7) the affiliation of the Sub-Adviser to the Adviser and the operational and financial support that it would receive from the parent; (8) the Sub-Adviser’s compliance systems; (9) the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; (10) the Sub-Adviser’s reputation, expertise and resources in the financial markets; and (11) the Fund’s performance compared with similar mutual funds.

The Trustees discussed the extent to which economies of scale were projected by RiskX Investments and the Sub-Adviser to be realized as the Fund’s assets, or the assets of the Trust overall, grew. The Trustees discussed the plans of RiskX Investments and the Sub-Adviser for marketing and distributing the shares of the various series of the Trust. The Trustees reviewed information about the potential effect of asset growth on the Fund expenses, and the difficulty of forecasting its effect on the profitability of RiskX Investments and the Sub-Adviser. It was noted that, to the extent the Fund’s gross expenses currently were higher than its net expenses, the reduction of the Fund’s gross expenses through the achievement of economies of scale might benefit RiskX Investments and the Sub-Adviser by reducing the expenses that the Adviser and Sub-Adviser must reimburse to the Fund, rather than directly benefiting the Fund by reducing their net expenses.

In reaching their conclusion with respect to the approval of the Sub-Advisory Agreement, the Board members did not identify any one single factor as being controlling; rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall investment performance of the Fund and management’s demonstrated commitment to the continued enhancement of investment performance, the commitment of RiskX Investments and the Sub-Adviser to the successful operation of the Fund, and the level of expenses of the Fund, as well as the continued use of expense limitation agreements in order to reduce the overall operating expenses of the Fund, as being important elements of its consideration. The Board also considered the effectiveness of the compliance programs of the Fund, the Adviser and the Sub-Adviser in accordance with applicable requirements relating to mutual funds and their investment advisers.

The Board also determined that the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and  information it considered relevant, the Board unanimously approved the Sub-Advisory Agreement and voted to recommend approval by the Fund’s shareholders with respect to the AAM Sub-Advisory Agreement.

If shareholders approve the Sub-Advisory Agreement, it will remain in effect for up to two years from the date it takes effect, and, unless earlier terminated, will continue for maximum terms of one year thereafter, provided that each such continuance is approved annually with respect to the Fund (i) by the Trust’s Board or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Independent Trustees.

Information About Arrivato Asset Management, LLC (“AAM”)

AAM was established in 2015 as a wholly owned subsidiary of the Adviser, RiskX Investments. AAM is located at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105. AAM is an SEC registered investment adviser that provides investment advisory services regarding fixed-income securities that provide income that is exempt from both federal and Kansas state income taxes, as well as fixed-income securities of other municipal issuers and the U.S. Government and its agencies. As of June 30, 2015, AAM did not have any assets under management.

Portfolio Manager.

Robert A. Campbell, CFA. Mr. Campbell is President and Portfolio Manager of AAM and is responsible for the day to day operations of the Kansas Tax-Exempt Bond Fund. Previously to joining AAM, Mr. Campbell was Vice Present and Portfolio Manager of American Independence Financial Services, LLC (the name of the Adviser prior to the Transaction). Prior to joining the Adviser in March 2006, Mr. Campbell was a senior portfolio manager with Galliard Capital Management, Inc. (the previous sub-adviser to the Kansas Tax-Exempt Bond Fund) since November 2000, where he was the portfolio manager of the Kansas Tax-Exempt Bond Fund. Prior to his employment with Galliard, Mr. Campbell served as a municipal/fixed income portfolio manager with First Commerce Investors (1997-2000), U.S. Bank/First Bank (1996-1997) and Firstier Bank (1995-1996).

Additional Information Regarding AAM. Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and partner(s) of AAM is set forth in below. For further information regarding AAM, please see www.arrivatoasset.com.

Name*	Title or Status
RiskX Investments, LLC	Member
Robert Campbell	President
Thaddeus M. Leszczynski	Chief Compliance Officer
James J. McCluskey	Treasurer
John J. Pileggi	Managing Member
Eric M. Rubin	Secretary

*The address for each of the above is 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105, except for Mr. Campbell who is located at 105 N. Main Street, Wichita, KS 67202.

Other Funds Advised by AAM. As of the Record Date, AAM does not act as investment adviser with respect to another registered investment company with the same investment objective and strategies as the Kansas Tax-Exempt Bond Fund.

Relationships with the Fund. Mr. Rubin, Secretary of AAM, serves as the President to the Trust, and Mr. Pileggi, Managing Member of AAM, serves as Assistant Treasurer and Interested Trustee of the Trust. Mr. Campbell, President of AAM, is the Fund’s portfolio manager. In addition, RiskX Investments, LLC, Member of AAM, is the Adviser to the Kansas Tax-Exempt Bond Fund.

During the fiscal year ended October 31, 2014, the Fund paid no commissions to brokers affiliated with AAM.

THE BOARD, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” THESE PROPOSAL NO. 3.

_____________________

PROPOSAL 4 – Election of Trustees

For the Trust, the Board of Trustees oversees the management of the Funds, including general supervision of each Fund’s investment activities.  Among other things, the applicable Board generally oversees the portfolio management of each Fund and reviews and approves each Fund’s advisory and sub-advisory contracts and other principal contracts.

Under this Proposal 4, it is proposed that the following five Trustees be elected to hold office until their successors are duly elected and qualified: Ms. Darlene DeRemer, Mr. Jeffrey Haas, Mr. Thomas Kice, Mr. Peter Ochs and Mr. George Mileusnic (each a “Nominee” and together the “Nominees”). The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the election of each Nominee.

Ms. Darlene DeRemer is being proposed for election to the Board of Trustees of the Trust as an Interested Trustee, replacing the current Interested Trustee, Mr. John Pileggi. As one of the conditions of the Transaction, a member of Grail Partners would become the Interested Trustee on the Board of the Trust. If elected, Ms. DeRemer will serve as the Interested Trustee for the Trust and, the current Interested Trustee of the Board, Mr. Pileggi, will resign from his position.

Messrs. Haas, Kice, Ochs and Mileusnic are each an Independent Trustee and are being proposed for re-election to the Board of Trustees of the Trust.

For the reasons discussed below, the Board recommends that shareholders vote “FOR” the election of all Nominees.

Background

As of September 18, 2015, the Trust’s Board of Trustees consisted of six Trustees, all of whom were elected by the initial shareholder of the Trust which was established through a reorganization of another unaffiliated trust. Initially, the Board of Trustees consisted of eight Trustees, with two of the Trustees having resigned prior to 2014; and Mr. Terry Carter who recently resigned from the Board effective September 30, 2015.

Section 16(a) of the 1940 Act generally requires the trustees of an investment company be elected by shareholder vote. Section 16(a) provides, however, that trustees may be appointed without the election of shareholders if, immediately after such appointment, at least two-thirds of the trustees then holding office have been elected by shareholders. Five of the initial eight Trustees (62.5% of the Board) have been elected by shareholders. Therefore, in order to maintain operational flexibility to fill Board vacancies in the future, the Board has determined that each of the four Interested Trustees currently serving on the Board should be submitted for election by shareholders at the Meeting so that 100% of the Board will have been elected by shareholders if shareholders approve the proposal.

Each of the Nominees has consented to being named in this proxy statement and serving as a Trustee if elected. The Trust knows of no reason why any Nominee would be unable or unwilling to serve if elected. Because the Trust does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until the earlier of his resignation or his successor is duly appointed or elected and qualified.

Information Regarding Nominees

Certain information regarding each of the Nominees is set forth below. Each person who is not an “interested person” of the Trust, an investment adviser of a Fund of the Trust, or the Distributer within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under the heading “Nominees for Independent Trustees (Currently Serving as Independent Trustees)” below. The person listed under “Nominee for Interested Trustee” below is an “interested person” of the Trust, as that term is defined under Section 2(a)(19) of the 1940 Act, due to her affiliation with the Adviser. The address of each Nominee is 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105. The following table includes certain important information regarding the Nominees, as well as the officers of the Trust:

Nominees for Independent Trustees (Currently Serving as Independent Trustees):

Name and Age	Position Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee
Jeffrey Haas (1) Age: 54	Chairman of the Board and Trustee	Indefinite/ Since Inception	Professor of Law, New York Law School (Since 1996)	7	1
Thomas Kice Age: 65	Trustee	Indefinite/ Since Inception	Senior Adviser of Kice Industries, Inc.	7	None
George Mileusnic(1) Age: 61	Trustee	Indefinite/ Since Inception	Retired. Formerly Chief Financial Officer of Caribou Coffee, Inc. (2001-2008). Currently serving on the Board of North American State Bank.	7	1
Peter Ochs Age: 63	Trustee	Indefinite/ Since Inception	President of Capital III, Inc. Formerly Manager of Ochs & Associates, Inc.	7	None

Nominee for Interested Trustee:

Name and Age	Position To Be Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust To Be Overseen by Trustee	Other Directorships Held/to be Held by Trustee(3)(4)
Darlene DeRemer(2) Age: 59	Trustee	Indefinite / NA	Ms. DeRemer is Managing Partner and co-founder of Grail Partners (since 2005). She also serves on the Syracuse University board of trustees, and is chair of the Investment & Endowment Committee.	7	2

(1)           Each Trustee is also a Trustee of the Rx Funds Trust, formerly the American Independence Funds Trust II, which as of August 31, 2015 included four (4) portfolios or funds – Rx Tactical Rotation Fund, Rx MAR Tactical Moderate Growth Fund, Rx MAR Tactical Growth Fund and Rx Traditional Allocation Fund.

(2)           Ms. DeRemer is considered to be an Interested Trustee due to her position with Grail Partners, which is an investor in the Adviser of the Trust.

(3)           Ms. DeRemer is also being nominated as the Interested Trustee of the Rx Funds Trust in a separate proxy for the Rx Funds Trust for the shareholders of the funds in that trust to vote.

(4)           Ms. DeRemer also serves on the Board of Trustees, as an Independent Trustee, of ARK ETF Trust, which as of August 31, 2015, consists of four (4) portfolios or funds – ARK Innovation ETF, ARK Genomic Revolution Multi-Sector ETF and ARK Web x.0 ETF.

Officers:

Name, Age and Position(s) Held	Length of Time Served as Fund Officer	Principal Occupation During Past 5 Years
Eric Rubin Age: 48 President	Since 2004	President, Fund Services of RiskX Investments, LLC since August 1, 2015. Previously, President and founding member of American Independence Financial Services, LLC (since 2005).
Thaddeus (Ted) Leszcynski Age: 68 Chief Compliance Officer	Since 2015	Chief Compliance Officer of RiskX Investments, LLC. Founding member of Compliance Solutions Associates LLC (since September 2009).

John J. Pileggi Age: 56 Assistant Treasurer	Since 2008	Chief Executive Officer of RiskX Investments, LLC. Previously, Managing Partner and founding member of American Independence Financial Services, LLC (since 2005).
Susan Silva Age: 48 Treasurer & Secretary	Since 2010	Chief Administrative Officer of RiskX Investments, LLC (and to American Independence Financial Services, LLC since 2012); Partner, BackOffice Alliance LLC, (2009-2012).

Trustee/Nominee Qualifications. In addition to the information set forth above, the following specific experience, qualifications, attributes and skills apply to each Trustee. Each Trustee was appointed to serve on the Board based on his overall experience and the Board did not identify any specific qualification as all-important or controlling. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

Professor Jeffrey J. Haas. Professor Haas has been an Independent Trustee of the Trust since July 2005 and was elected as Chairman of the Board on January 24, 2014. He currently also serves as a Trustee and Chairman of the Board of Rx Funds Trust. He previously served as an Independent Trustee of the HSBC Funds from 1999 to 2002.  He has been a Director of Wegener Corporation, a media distribution company, since 2002.  Since May 2000 he has been a Professor of Law at The New York Law School.  From July 1996 to April 2000 he was an Associate Professor of Law at The New York Law School.  The courses that Professor Haas has taught include securities regulation, mergers and acquisition, mutual fund regulation, corporate finance and corporations.  From 1988 to 1993 he was a Corporate Attorney at Cravath, Swaine & Moore. He has authored and co-authored numerous books and publications in such areas as Investment Advisor Regulation, Securities Act Rules 144 and 145, fiduciary duties of Directors and Public Offerings.  He has been quoted in over 75 different publications worldwide, including the New York Times and Wall Street Journal and has appeared on CBS Evening News, CNBC Nightly Business Report, CNN and National Public Radio.  Professor Haas received his B.S. in Finance and Classical Civilizations from Florida State University in 1984 and his JD from the University of Pennsylvania in 1988. He was selected as a Trustee based on his business experience, knowledge of the securities law and previous service as an independent mutual fund director.

Thomas Kice. Mr. Kice has been an Independent Trustee of the Trust since March 2006. Mr. Kice served as an Independent Trustee to predecessor funds of certain funds in the Trust since their inception in November 1996. He is currently Senior Advisor of Kice Industries, Inc., an industrial engineering company. Mr. Kice previously worked at Kice Industries from 1972 until present in all aspects of business including management, sales, and served as President and CEO from 1987 until 2009.  He is currently serving on the Kice Industries board of directors. Mr. Kice graduated from Wichita State University in 1972 with a B.S. in Business Administration.  He currently serves on the board of directors for McShares Inc., a research products company, in Salina, Kansas.  He was selected as a Trustee based on his business experience and previous service as an independent mutual fund director.

George Mileusnic. Mr. Mileusnic has been an Independent Trustee of the Trust since March 2006. He currently also serves as a Trustee and the Audit Committee Chairman of the Rx Funds Trust.  Mr. Mileusnic served as an Independent Trustee to predecessor funds of certain funds in the Trust since their inception in November 1996.  Mr. Mileusnic, currently retired, previously served as Chief Financial Officer for Caribou Coffee from 2001-2008.  From 1989 to 1996 he was Chief Financial Officer and from 1996 to 1998 he served as Executive Vice President of The Coleman Company.  From 1978 to 1989 he served as Financial Analyst, Director, Acquisitions, Controller, Grain Merchandising  Division and Senior Vice President for Pillsbury/Burger King (Burger King was a subsidiary of Pillsbury). Mr. Mileusnic currently serves on the Board of Directors of North American State Bank, a local community bank in Minnesota. Mr. Mileusnic has also served on the Boards of Directors of Cool Clean, Inc. and Top Hat Inc. Mr. Mileusnic graduated from Carleton College with a BA in Economics in 1976 and an M.B.A. in Accounting from the University of Chicago in 1978.  Mr. Mileusnic was selected as a Trustee based on his experience in finance and accounting, with over 30 years of senior financial management, and his service as a Board Member for numerous other companies.

Peter L. Ochs. Mr. Ochs has been an Independent Trustee of the Trust since March 2006. Mr. Ochs served as an Independent Trustee to predecessor funds of certain funds in the Trust since September 2001. Mr. Ochs has served as President of Capital III, Inc. from June 1982 to present.  Mr. Ochs was previously employed by the United American Bank in Wichita, Kansas from June 1974 to June 1982.  Mr. Ochs received a BA in Business Administration/Finance from the University of Kansas in 1974.  Mr. Ochs is a Director of UTG, Inc. a public insurance company.  Mr. Ochs was selected as a Trustee because of his extensive experience in finance and accounting, with over 30 years of senior financial management.

Darlene T. DeRemer (Proposed Interested Trustee). Ms. DeRemer is Managing Partner of Grail Partners (“Grail”), which she founded in 2005 along with Mr. Donald H. Putnam. Grail is an advisory merchant bank serving the investment management industry from offices in Boston, New York and San Francisco; Grail partners have worked on over 250 strategic transactions involving asset management businesses over two decades. In addition to heading up Grail’s Boston office, Ms. DeRemer is the senior banker focusing on the asset management industry worldwide, and has advised clients in a wide range of strategic transactions. Prior to becoming an investment banker at Putnam Lovell NBF in 2003, Ms. DeRemer spent twenty five years as a leading adviser to the financial services industry, specializing in strategic marketing, planning, product design and the implementation of innovative service strategies. Her work on outsourcing and use of technology has transformed her fund company clients. She has participated in numerous fund company asset management restructuring transactions. Since shifting to investment banking full time, Ms. DeRemer has led or participated in a score of advisory transactions. Her current clients include sale and purchase mandates for institutional and mutual fund managers in the U.S., as well as restructuring assignments for alternative investment firms that seek to tap the public markets in the U.S. and abroad. Ms. DeRemer ran NewRiver’s eBusiness Advisory unit for four years, until 2003, prior to which she operated her own strategy firm in asset management, DeRemer & Associates, for eighteen years. Founded in 1987, DeRemer & Associates was the first consultancy focused on the U.S. mutual fund industry. From 1985 to 1987, Ms. DeRemer was Vice President and Director in the Asset Management Division of State Street Bank & Trust Company (now State Street Global Advisors) where she managed the $4 billion Pension Real Estate Department and developed Marketing Communications and Client Service programs. Before joining State Street, Ms. DeRemer was a Vice President at T. Rowe Price & Associates from 1982 to 1985. Ms. DeRemer’s career started in strategic planning, at Tiger International and its subsidiary, Flying Tiger Airlines. Ms. DeRemer earned a BS in finance and marketing in 1977 summa cum laude and MBA degree in 1979 with distinction from Syracuse University. She graduated Beta Gamma Sigma (Phi Beta Kappa analogous).

Board Committees and Meetings. The Board had four regularly scheduled meetings and two special meetings in 2014; and intends to hold four regularly scheduled meetings in 2015.

Audit Committee.   The Trust has an Audit Committee, consisting of all Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Haas, Kice, Ochs and Mileusnic, makes recommendations to the Trustees as to the engagement or discharge of the Trust’s independent auditors, supervises investigations into matters relating to audit functions, reviews with the Trust’s independent auditors the results of the audit engagement, and considers the audit fees. Mr. Carter served as the Chairman of the Audit Committee through September, 2015. Mr. Mileusnic was elected as the Chairman of the Audit Committee at a meeting held on September 18, 2015. In the last fiscal year ended October 31, 2014, the Audit Committee met twice.

Nominating Committee.   The Trust has a Nominating Committee, whose members are Messrs. Haas, Kice, Ochs and Mileusnic. Mr. Haas serves as the Chairman of the Nominating Committee. There are no regular meetings of the Nominating Committee but rather meetings are held as appropriate. The Nominating Committee evaluates the qualifications of Trustee candidates and nominates candidates to the full Board. The Nominating Committee will consider nominees for the position of Trustee recommended by shareholders. The Nominating Committee also considers candidates from among the Trustees to serve as Chairperson of the Board and annually reviews the compensation of the Trust’s independent trustees. In 2014, the Nominating Committee held one meeting.

Shareholder Nominations.  The Board will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board.  In particular the Board and its Independent Trustees will consider each nominee’s integrity, educational, professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties.  All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: American Independence Funds Trust, 1345 Avenue of the Americas, 2nd Floor, New York, New York 10105.

Risk Oversight.  As registered investment companies, the Funds are subject to a variety of risks, including, among others, investment risks, financial risks, compliance risks and operational risks. The Fund’s investment adviser and administrator, RiskX Investments, LLC (“RiskX Investments”) and UMB Fund Services as Sub-Administrator, have primary responsibility for the Funds’ risk management on a day-to-day basis as part of their overall responsibilities. The Funds’ sub-advisers are primarily responsible for managing investment risk as part of their day-to-day investment management responsibilities, as well as operational risks at their respective firms. The Funds’ investment adviser and Chief Compliance Officer also assist the Board in overseeing the significant investment policies of the Funds and monitor the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

In discharging its oversight responsibilities, the Board considers risk management issues throughout the year by reviewing regular reports prepared by the Funds’ investment adviser and Chief Compliance Officer, as well as special written reports or presentations provided on a variety of risk issues, as needed. For example, the investment adviser reports to the Board quarterly on the investment performance of the Fund, the financial performance of the Funds, overall market and economic conditions, and legal and regulatory developments that may impact the Funds. The Funds’ Chief Compliance Officer, who reports directly to the Board’s Independent Trustees, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning (i) compliance matters relating to the Funds, the Funds’ investment adviser and sub-adviser, and the Funds’ other key service providers; (ii) regulatory developments; (iii) business continuity programs; and (iv) various risks identified as part of the Fund’s compliance program assessments. The Funds’ Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees, and communicates significant compliance-related issues and regulatory developments to the Audit Committee between Board meetings.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the investment adviser communicate with the Chairman of the Trust, the Chairman of the Audit Committee or the Funds’ Chief Compliance Officer. As appropriate, the Trustees confer among themselves, or with the Fund’s Chief Compliance Officer, the investment adviser, other service providers and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.

The Board also relies on its committees to administer the Board’s oversight function. The Audit Committee assists the Board in reviewing with the investment adviser and the Fund’s independent auditors, at various times throughout the year, matters relating to the annual audits, financial accounting and reporting matters, and the internal control environment at the service providers that provide financial accounting and reporting for the Funds. The Audit Committee also meets annually with representatives of the Adviser’s President to review the results of internal audits of relevance to the Funds. The Valuation Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general. These and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board may also discuss particular risks that are not addressed in the committee process.

Share Ownership in the Fund Complex. The following table sets forth, as of September 30, 2015, any ownership by a Trustee or their immediate family members in the Funds and Fund Complex.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All of the Fund Family/Complex
Jeffrey Haas	Over $100,000(1)	Over $100,000
Thomas F. Kice	None	None
George Mileusnic	Over $100,000(2)	Over $100,000
Peter Ochs	None	None
Darlene DeRemer	None	None

(1)     The breakdown held per Fund by Mr. Haas is as follows: Dynamic Stock Fund – over $100,000; International Alpha Strategies Fund – $50,000-$100,000; and U.S. Inflation-Indexed Fund – $1-$10,000.

(2)     Mr. Mileusnic holds his entire position in the Large Cap Growth Fund.

No Independent Trustee held securities in the investment adviser or principal underwriter of the Trust, or a person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust.

Board Compensation. Trustees who are not officers, directors or employees of RiskX Investments or the Distributor receive from the Trust, an annual fee of $6,000 and a fee of $1,500 for each Board meeting attended, $1,000 for each telephonic or Committee meeting attended, and reimbursement for expenses incurred as a Trustee. The Chairman of the Board will receive an additional fee of $1,000 for each Board meeting attended. The Chairman of the Audit Committee will receive an additional fee of $1,000 for each Audit Committee attended. Below is the compensation received as of the most recently completed fiscal year, October 31, 2014.

Name of Person, Position	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefit Upon Retirement	Total Compensation From Fund Complex Paid to Trustees(1)
Interested Trustee:
Darlene T. DeRemer	$ 0	N/A	N/A	$ 0
Independent Trustees:
Terry Carter(2)	$18,500	N/A	N/A	$22,500
Jeffrey Haas	$21,000	N/A	N/A	$30,000
Thomas Kice	$16,000	N/A	N/A	$16,000
George Mileusnic	$16,000	N/A	N/A	$23,000
Peter Ochs	$14,500	N/A	N/A	$14,500

(1)           The Total Compensation from the Trust and Fund Complex includes fees paid by the Rx Funds Trust, which included 5 funds, three of which had commenced operations, for the fiscal year ended October 31, 2014.

(2)           Mr. Carter retired in September, 2015. Fees shown represent what he earned during the fiscal year ended October 31, 2014.

Shareholder Communications with Trustees. Shareholders who wish to communicate in writing with the Board or any Trustee may do so by sending their written correspondence addressed to the Board to American Independence Funds Trust, 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Board Meetings and Attendance of Trustees. The Board holds regularly scheduled, quarterly meetings during the year and two Audit Committee meetings during the year. Nominee Committee meetings are held on an as needed basis and telephonic and/or in-person special meetings are scheduled as requested by either the Adviser or the Board. During the fiscal year ended October 31, 2014, the following meetings were held:

Type of Meeting	# of Meetings Held
Regular	4
Special	2
Audit Committee Meetings	2
Nominating Committee Meetings	1

No Trustee attended fewer than 75 percent of the aggregate of (1) the total number of meetings of the Board held or (2) the total number of meetings held by all committees of the Board.

Independent Registered Public Accounting Firm. Grant Thornton LLP (“Grant Thornton”), 175 W. Jackson Blvd., Chicago, IL 60604-2687, an independent registered public accounting firm, has been selected as auditors for the Trust. In addition to audit services, Grant Thornton reviews the Funds’ tax returns and may also provide assistance with other accounting and tax related matters. A representative of Grant Thornton will be available at the Meeting to make a statement, if such representative so desires, and to respond to shareholders’ questions. Grant Thornton has informed each applicable Fund that it has no direct or indirect material financial interest in the Funds or RiskX Investments or any Sub-Adviser.

Audit, Audit-Related and Tax Fees. The table below provides the aggregate fees billed during each Fund’s last two fiscal years by Grant Thornton for engagements directly related to the operations and financial reporting of each Fund for services provided to the Fund. Audit Fees are the aggregate fees billed for professional services for the audit of the Funds’ annual financial statements and services provided in connection with statutory and regulatory filings or engagements. Tax Fees are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning, including excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the sub-administrator. There were no audit-related fees or other fees billed to the Funds by Grant Thornton that are not in the Audit Fees. There were no non-audit fees billed by Grant Thornton for engagements directly related to the Funds, the Adviser and any entity controlling, controlled by, or under common control with the Adviser.

	2014		2013
Fund	Audit	Tax	Audit	Tax
Dynamic Stock Fund	$18,432	$4,305	$18,066	$3,990
JAForlines Risk-Managed Allocation Fund	13,918	4,305	10,228	3,990
International Alpha Strategies Fund	20,245	4,305	19,372	3,990
Boyd Watterson Core Plus Fund	19,785	4,305	20,469	3,990
Kansas Tax-Exempt Bond Fund	20,677	4,305	23,657	3,990
U.S. Inflation-Indexed Fund	19,577	4,305	21,201	3,990
Large Cap Growth Fund(1)	--	--	--	--

(1)      The Fund commenced operations on July 13, 2015; therefore, it has not yet paid audit and tax fees.

Audit Committee Pre-Approval Policies and Procedures. The Audit Committee has established procedures requiring the pre-approval of all audit and non-audit services performed for the Funds by Grant Thornton. All of the services described above were pre-approved in accordance with the Audit Committee’s pre-approval procedures.

Expenses related to Proposal 4

All mailing, proxy solicitation and tabulation expenses associated with Proposal 4 will be borne by RiskX Investments.

Vote Required for Proposal 4

Shareholders of the Funds who own shares at the close of business on the Record Date will be entitled to notice of, and vote at, the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

For the Trust, the affirmative vote of a plurality of the shares present and entitled to vote at the Meeting will be required to elect the Trustees of the Trust. For purposes of determining the approval of the proposal to elect Nominees for the Trust, abstentions and broker non-votes will have no effect.

THE BOARD, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL NO. 4.

___________________

ADDITIONAL INFORMATION ABOUT THE FUNDS

Ownership of Shares

As of the Record Date, to the knowledge of the Trust’s management, the officers and Trustees of the Trust owned, collectively, less than 1% of the shares of any Fund, except with respect to the Large Cap Growth Fund as disclosed in Appendix E due to the ownership by Mr. Navellier, owner of the sub-adviser to the Large Cap Growth Fund and George Mileusnic, Independent Trustee. To the knowledge of the Trust’s management, at the close of business on the Record Date, the only persons owning beneficially more than five percent of the outstanding shares of the Fund were those listed in Appendix E.

Each share of each Fund is entitled to one vote. Shareholders of each Fund at the close of business on the Record Date will be entitled to be present and give voting instructions for the Funds at the Meeting with respect to their shares owned as of the Record Date. For each Fund, as of the Record Date, the total number of shares outstanding and entitled to vote and the total net assets represented by those shares was:

Fund	Total Number of Shares	Total Net Assets
Dynamic Stock Fund	TBD	$TBD
JAForlines Risk-Managed Allocation Fund	TBD	$TBD
International Alpha Strategies Fund	TBD	$TBD
Kansas Tax-Exempt Bond Fund	TBD	$TBD
Boyd Watterson Core Plus Fund	TBD	$TBD
U.S. Inflation-Indexed Fund	TBD	$TBD
Large Cap Growth Fund	TBD	$TBD

Shareholder Meeting Costs and Voting Procedures

Costs. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals will be paid by RiskX Investments, including any additional solicitation made by letter or telephone. Such costs are expected to range from $15,000 to $35,000.

Voting Information. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of RiskX Investments and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.

Approval of each of Proposals 1 through 3 requires an affirmative vote of the lesser of (i) 67% or more of the shares of each Fund present at the Meeting if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of that Fund.

Approval of Proposal 4 requires the affirmative vote of a plurality of the shares present and entitled to vote at the Meeting in order to elect the Trustees of the Trust.

Adjournment. In the event that a quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. If the proposed adjournment relates to a Proposal on which Funds are voting individually, any such adjournment with respect to a particular Fund will require the affirmative vote of the holders of a majority of that Fund’s shares present in person or by proxy and entitled to vote at the Meeting. In the absence of a quorum, the persons named as proxies will vote all shares represented by proxy and entitled to vote in favor of such adjournment. If a quorum is present but insufficient votes have been received to approve a Proposal, the persons named as proxies will vote in favor of such adjournment with respect to any Proposal those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment with respect to any Proposal those proxies required to be voted against that Proposal, provided that broker non-votes will be disregarded for this purpose.

Effect of Abstentions and Broker Non-Votes. In tallying shareholder votes, abstentions (i.e., shares for which a proxy is presented, but which abstains from voting on one or more matters) and “broker non-votes” (i.e., shares held by brokers or nominees for which proxies are presented but as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum, or majority of voting shares, is present for the conduct of business at the Meeting. Under applicable law, abstentions and broker non-votes do not constitute votes “for” or “against” any proposal and will be disregarded in determining votes cast for purposes of determining whether a proposal has received a majority of the outstanding voting shares.

Trust’s Distributor

Matrix Capital Group, Inc., which is located at 419 Lafayette Street, New York, NY 10003, serves as the Distributor for the Funds pursuant to a Distribution Agreement with the Trust.

Fund Administration

RiskX Investments, LLC, located at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105, serves as the administrator to the Trust and provides day-to-day administrative services pursuant to an Administration Agreement. RiskX Investments also provides the Trust with office space, facilities and business equipment and generally administers the Trust’s business affairs and provides the services of executive and clerical personnel for administering the affairs of the Trust.

RiskX Investments has contracted with UMB Fund Services, Inc. to provide certain sub-administrative services to the Funds pursuant to a Sub-Administration Services Agreement.

Affiliated Broker

During the Funds’ most recent fiscal year, none of the Funds paid commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Trust, Risk-X Investments or any of the Sub-Advisers (JAForlines, Navellier, Boyd Watterson, FFTW, and AAM), or affiliated persons of such persons.

Shareholder Communications and Proposals

Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal offices a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement and form or forms of proxy relating to such meeting.

By Order of the Board of Trustees
/s/ Susan L. Silva
Susan L. Silva
Secretary American Independence Funds Trust

_______________________, 2015

APPENDIX A

FORM OF

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of this [ ] day of [ ], 2015, between RiskX Investments, LLC, a limited liability company organized under the laws of the State of Delaware (the “Adviser”), and American Independence Funds Trust, a business trust organized under the laws of the State of Delaware (the “Trust“).

WHEREAS, the Adviser is principally engaged in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”);

WHEREAS, the Trust proposes to engage in the business of an investment company and is registered as such under the Investment Company Act of 1940 (the “1940 Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the Trust offers shares representing interests in each of the separate series listed on Schedule A attached hereto (collectively, the “Initial Funds”);

WHEREAS, the Trust may, from time to time, offer shares representing interests in one or more additional series (each, an “Additional Fund” and collectively, the “Additional Funds”); and

WHEREAS, the Trust desires to appoint the Adviser to serve as the investment adviser with respect to the Initial Funds as well as the “Additional Funds” (each such Additional Fund and Initial Fund being referred to herein individually as a “Fund” and collectively as the “Funds”).

NOW THEREFORE, the parties hereto hereby agree as follows:

1. APPOINTMENT OF ADVISER

The Trust hereby appoints the Adviser to act as investment adviser for the Initial Funds for the period and on terms set forth herein. The Adviser accepts such appointment and agrees to render such services for the compensation set forth herein. In the event that the Trust desires to retain the Adviser to render investment advisory services hereunder with respect to an Additional Fund, and the Adviser is willing to render such services, Schedule A shall be amended in accordance with Section 8, paragraph b herein, whereupon such Additional Fund shall become a Fund hereunder.

2. DUTIES OF THE ADVISER

The Adviser, at its own expense shall: (i) furnish continuously an investment program for each Fund; (ii) manage the investment and reinvestment of Fund assets; (iii) determine what investments shall be purchased, held, sold or exchanged for each Fund and what portion, if any, of the assets of each Fund shall be held uninvested; (iv) make changes on behalf of the Trust in the investments for each Fund; (v) provide the Trust with records concerning the Adviser‘s activities that the Trust is required to maintain; and (vi) render reports to the Trust‘s officers and Board of Trustees concerning the Adviser‘s discharge of the foregoing responsibilities. In addition, the Adviser will arrange for other necessary services, including custodial, transfer agency and administration. The Adviser shall furnish to the Trust all office facilities, equipment, services and executive and administrative personnel necessary for managing the investment program of the Trust for each Fund. The Adviser may at its expense employ others to provide all or any part of such facilities and personnel.

In carrying out its obligations the Investment Manager shall: (a) supervise and manage all aspects of the Funds’ operations; (b) provide the Funds or obtain for each, and thereafter supervise, such executive, administrative, clerical and shareholder servicing services as are deemed advisable by the Trust’s Board of Trustees; (c) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Funds’ shareholders and reports to and filings with the Securities and Exchange Commission and state Blue Sky authorities; (d) provide the Funds with, or obtain for each, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Funds’ principal office; (e) provide the Board of Trustees of the Trust on a regular basis with financial reports and analyses on the Funds’ operations and the operations of comparable investment companies; (f) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the Funds or the activities in which they engage, or with respect to securities which the Investment Manager considers desirable for inclusion in the Funds; (g) determine what issuers and securities shall be represented in the Funds’ respective portfolios and regularly report them to the Board of Trustees of the Trust; (h) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees of the Trust; and (i) take, on behalf of the Funds, all actions which appear necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities.

The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, each Fund’s investment objective and policies, as set forth in the then current prospectus and statement of additional information for such Fund contained in the Trust’s Registration Statement on Form N-1A, as such prospectus and statement of additional information is amended or supplemented from time to time, and applicable laws and regulations.

3.       CERTAIN RECORDS AND REPORTS

Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 under the 1940 Act that are prepared or maintained by the Adviser (or any sub-adviser) on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust at its request (the “Records”). The Adviser agrees to preserve the Records for the periods prescribed in Rule 31a-2 under the 1940 Act. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

4.       ADVISORY FEES

For the services to be provided by the Adviser hereunder with respect to each Fund, the Trust shall pay to the Adviser a fee at the rate set forth on Schedule A attached hereto. The Adviser agrees to pay all expenses incurred by the Trust except for interest, taxes, brokerage expenses and other expenses connected with the execution of portfolio transactions, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to rule 12b-1 under the 1940 Act. Schedule A shall be amended from time to time to reflect the addition and/or termination of any Fund as a Fund hereunder and to reflect any change in the advisory fees payable with respect to any Fund duly approved in accordance with Section 8, paragraph b hereunder. All fees payable hereunder shall be accrued daily and paid as soon as practical after the last day of each month.

In any case of commencement or termination of this Agreement with respect to any Fund during any calendar quarter, the fee with respect to such Fund for that quarter shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed upon the average daily net assets of such Fund for the days during which it is in effect.

5.       PORTFOLIO TRANSACTIONS

In connection with the management of the investment and reinvestment of Fund assets pursuant to this Agreement, the Adviser, acting by its own officers, directors or employees, is authorized to select the brokers or dealers (including brokers and dealers that are affiliated with the Adviser or the Trust’s principal underwriter) that will execute purchase and sale transactions for the Trust. In executing portfolio transactions and selecting brokers or dealers, if any, the Adviser will use its best efforts to seek on behalf of a Fund the best overall terms available, as described from time to time, in the Trust’s Registration Statement. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to any fund of the Trust. The Adviser may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. The Trust acknowledges that any such research may be useful to the Adviser in connection with other accounts managed by it. Brokerage transactions for the Trust may be effected through affiliates of the Adviser if approved by the Board of Trustees, subject to applicable rules and regulations. The Adviser will promptly communicate to the officers and the Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

6.       LIABILITY OF ADVISER

Neither the Adviser nor its officers, directors, employees, agents, affiliated persons or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its shareholders in connection with the matters to which this Agreement relates; provided that no provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders resulting from any willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder, the reckless disregard of its duties or obligations hereunder, or breach of its fiduciary duty to the Trust, any Fund or its shareholders.

7.       FORCE MAJEURE

Notwithstanding any other provision of this Agreement, Adviser shall not be liable for any loss suffered by the Trust or its shareholders caused directly or indirectly by circumstances beyond Adviser’s reasonable control including, without limitation, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, labor difficulties, fires, earthquakes, floods or other catastrophes, acts of God, wars, riots or failures of communication or power supply.

8.       DURATION, TERMINATION AND AMENDMENT

a.     Duration. This Agreement shall become effective with respect to each Initial Fund on the date hereof and, with respect to any Additional Fund, on the date Schedule A is amended to reflect such Additional Fund in accordance with paragraph b below. Unless terminated in accordance with this Section 8, the Agreement shall remain in full force and effect for two years from the date hereof with respect to each Initial Fund and, with respect to each Additional Fund, for two years from the date on which such Fund becomes a Fund hereunder.

Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to each Fund so long as such continuance with respect to such Fund is specifically approved at least annually (i) by either the Board of Trustees of the Trust or by vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of such Fund, and (ii), in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

b.     Amendment. Any amendment to this Agreement shall become effective with respect to a Fund upon approval of the Adviser, the Board of Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting such approval and, if required under the 1940 Act, a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

c.     Approval, Amendment or Termination by a Fund. Any approval, amendment or termination of this Agreement with respect to a Fund will not require the approval of any other Fund or the approval of a majority of the outstanding voting securities of the Trust, unless such approval is required by applicable law.

d.     Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

e.     Termination. This Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by the Adviser, in each case on not less than 30 days’ nor more than 60 days’ prior written notice to the other party; provided, that a shorter notice period shall be permitted for a Fund in the event its shares are no longer listed on a national securities exchange.

9.       SERVICES NOT EXCLUSIVE

The services of the Adviser to the Trust hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

10.    MISCELLANEOUS

a.     Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for the receipt of such notices.

b.     Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

c.     Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

d.     Execution by Counterpart. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement.

e.     Survival After Termination. The rights and obligations set forth in Paragraphs 5 and 7 shall survive the termination of this Agreement.

f.      Permissible Interests. Trustees, officers, agents and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, agents, shareholders or otherwise; directors, partners, officers, agents and shareholders of the Adviser are or may be interested in the Trust as Trustees, officers, agents, shareholders or otherwise; and the Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise.

11.    LICENSE AGREEMENT.

The Trust shall have the non-exclusive right to use the name “American Independence“ to designate itself and any current or future series of shares only so long as RiskX Investments, LLC serves as investment manager or adviser to the Trust with respect to such series of shares. In the event that the Adviser ceases to act as the investment adviser to the Funds, the Trust shall cease using the names “American Independence” and “RiskX Funds”.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed as of the date first set forth above.

AMERICAN INDEPENDENCE FUNDS TRUST

By:
Name:
Title

RISKX INVESTMENTS, LLC

By:
Name:
Title

Schedule A
to the

INVESTMENT ADVISORY AGREEMENT

Dated [ ], 2015

between
American Independence Funds Trust
and
RiskX Investments, LLC

Pursuant to Section 4, the Trust, on behalf of each Fund listed below, shall pay the Adviser compensation at the following annual rates on the average net assets of such Fund:

Fund	Effective Date	Annual Rate

Dynamic Stock Fund		1.00%
International Alpha Strategies Fund		0.81%
Boyd Watterson Core Plus Fund		0.40%
Kansas Tax-Exempt Bond Fund		0.30%
U.S. Inflation-Indexed Fund		0.40%
JAForlines Risk-Managed Allocation Fund		0.75%
Large Cap Growth Fund		1.00%

APPENDIX B

Additional Information About the Funds’ Investment Adviser

Fees Paid to American Independence:

The following table reflects the fees paid to American Independence during the most recent fiscal year-end, October 31, 2014:

Fund	Gross Advisory Fees	AdvisoryFee Waivers	Net Advisory Fees Paid (Reimbursed)	Admini- stration Fees
Dynamic Stock Fund	1,341,064	(384,678)	956,386	167,633
JAForlines Risk-Managed Allocation Fund	138,782	(154,147)	(15,365)	23,130
International Alpha Strategies Fund	495,387	(216,241)	279,146	76,449
Kansas Tax-Exempt Bond Fund	630,730	(214,667)	416,063	262,804
Boyd Watterson Core Plus Fund	416,439	(283,203)	133,236	130,137
U.S. Inflation-Indexed Fund	1,028,563	(940,374)	88,189	321,426
Large Cap Growth Fund(1)	-	-	-	-

(1) The Fund did not commence operations until July 13, 2015.

B-1

APPENDIX C-1

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made this _____ day of ______, 2015 by and between RiskX Investments, LLC (“Adviser”) and J.A. Forlines, LLC (“Sub-Adviser”);

WHEREAS, the American Independence Funds Trust (the “Trust”), a Delaware business trust, is an open-end, diversified management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), consisting of several series of shares, each having its own investment objective, policies and restrictions;

WHEREAS, the Trust has retained the Adviser to provide the Trust with business and asset management services for the American Independence J.A. Forlines Global Risk-Managed Allocation Fund (the “Fund”), subject to the supervision and control of the Trust’s Board of Trustees;

WHEREAS, the Trust’s agreement with the Adviser permits the Adviser to delegate to other parties certain of its asset management responsibilities; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment management services to the Fund, and the Sub-Adviser is willing to render such services.

NOW THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.         Appointment.  The Adviser hereby appoints Sub-Adviser to act as the investment sub-adviser of the Fund for the period and on the terms set forth herein as the Adviser, from time to time, may specify.  Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided herein and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

2.         Services as Sub-Adviser.  Subject to the general oversight and supervision of the Adviser and the Board of Trustees of the Trust, the Adviser employs Sub-Adviser to (a) manage the investment and reinvestment of the Fund’s assets and, with respect to such assets, to (b) continuously review, supervise, and administer the investment program of the Fund which is created by the Adviser; (c) determine, in Sub-Adviser’s discretion, the securities, instruments, agreements, and contracts to be purchased, sold or held by the Fund; (d) provide the Adviser and the Trust with records concerning Sub-Adviser’s activities which the Trust is required to maintain, and (e) render regular reports to the Adviser and to the Trust’s officers and Trustees concerning Sub-Adviser’s discharge of the foregoing responsibilities.

Sub-Adviser shall discharge the foregoing responsibilities, subject to the Adviser’s oversight and supervision and the control of the officers and the Trustees of the Trust and in compliance with (a) such policies as the Trustees may from time to time establish, (b) the objectives, policies, strategies, and limitations for the Fund as set forth in the Trust’s then-current registration statement, as amended from time to time, and (c) applicable laws and regulations.  Sub-Adviser shall (a) oversee the placement of purchase and sale orders on behalf of the Fund; (b) maintain books and records with respect to the Fund’s securities transactions; (c) instruct the Trust’s Custodian(s) to hold and/or transfer the Fund’s assets in accordance with Proper Instructions received from the Sub-Adviser. (For this purpose, the term “Proper Instructions” shall have the meaning(s) specified in the applicable agreement(s) between the Trust and its custodians.)  Sub-Adviser will not be responsible for Trust expenses except as specified in this Agreement.

3.         Fund Transactions.  Sub-Adviser is authorized to select the brokers or dealers (including, to the extent permitted by law and applicable Trust guidelines, Sub-Adviser or any of its affiliates), electronic or other trading systems and to place orders directly with issuers of securities.  Sub-Adviser may open and maintain brokerage accounts of all types on behalf of and in the name of the Fund.  Sub-Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Advisor deems desirable or appropriate.  In selecting brokers or dealers to execute transactions on behalf of the Fund, Sub-Adviser is directed to use its best efforts to seek to obtain the best overall terms available, as described in the Trust’s current registration statement, as amended from time to time.  In assessing the best overall terms available for any Fund transaction, Sub-Adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.  In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”)) provided to the Fund and/or other funds and accounts over which the Sub-Adviser or its affiliates exercise investment discretion.  The parties hereto acknowledge that it is desirable for the Fund that Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution.  Therefore, Sub-Adviser may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of Sub-Adviser to the Fund.  It is understood that the services provided by such brokers may be useful to Sub-Adviser in connection with the Sub-Advisor’s services to other clients.  Sub-Adviser may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Fund with orders for its other clients and accounts where: (A) such aggregation or bunching of order is not inconsistent with the Fund’s investment objectives, policies and procedures, (B) the allocation of the securities so purchased or sold, as well as the expenses incurred in any such transaction, shall be made by Sub-Adviser in a manner that is fair and equitable in the judgment of Sub-Adviser, and (C) Sub-Adviser shall be cognizant of its fiduciary obligations to the Fund and each of its other clients and shall enter into such transactions only where the rights of each client are considered and protected.  Sub-Adviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to Fund’s transactions as they may reasonably request.

4.         Compensation of Sub-Adviser.  For the services to be rendered by Sub-Adviser, as provided in Sections 2 and 3 of this Agreement, the Adviser shall pay Sub-Adviser compensation at the rate specified in Schedule A attached hereto and made a part of this Agreement.  Such compensation shall be accrued daily and paid to the Sub-Adviser monthly in arrears on the first day of each month, and shall be calculated by applying the annual percentage rate, as specified in the attached Schedule A, to the average daily assets of the Fund (as determined on each business day at the time the Fund calculates its net asset value per share).  For purposes of calculating Sub-Adviser’s compensation, the value of the Fund’s net assets shall be computed in the manner specified in the Prospectus and the Trust’s governing instruments for the computation of the value of the Fund’s net assets in connection with the determination of the net asset value of the Fund’s shares.  The compensation earned under this Agreement will be held in an account with the Fund’s custodians or a bank.

5.         Other Services to the Adviser or the Trust.  At the request of the Trust or the Adviser, Sub-Adviser in its sole discretion may make available to the Trust or the Adviser office facilities, equipment, personnel, and other services.  Such office facilities, equipment, personnel and services shall be provided for or rendered by Sub-Adviser and billed to the Trust or the Adviser at a price to be agreed upon by the Sub-Adviser and the Trust or the Adviser.

6.         Reports. The Adviser (on behalf of the Trust) and the Sub-Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

7.         Status of Sub-Adviser. The services of Sub-Adviser to the Adviser are not to be deemed exclusive, and Sub-Adviser, or any affiliate thereof, shall be free to render similar services to others so long as its services to the Trust are not impaired thereby.  The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Fund in any way or otherwise be deemed an agent to the Adviser or the Fund.  If Sub-Adviser provides any advice to its clients concerning investment in the shares of the Fund, Sub-Adviser shall act solely for such clients in that regard and not in any way on behalf of the Adviser or the Fund.

8.         Certain Records and Required Filings.  Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act, which are prepared or maintained by the Sub-Adviser on behalf of the Adviser, are the property of the Adviser or the Trust and will be surrendered promptly to the Adviser or Trust on request.

Sub-Adviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein.  Sub-Adviser also shall make all required filings on Forms 13F, 13D and 13G (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) as may be required of the Fund due to the activities of Sub-Adviser.  Sub-Adviser shall coordinate with the Adviser as appropriate with respect to the making of such filings.

9.         Standard of Care and Liability of Sub-Adviser.  Sub-Adviser shall exercise its best judgment in rendering the services under this Agreement.  Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Fund or its shareholders in connection with the matters to which this Agreement relates, provided however that no provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of its willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

10.       Confidential Information.

(a)   The Parties understand that proprietary and confidential information may, from time to time, be exchanged.  Proprietary and confidential information may include, but is not limited to, client lists, business and investment strategies, data compilations, financial statements and other information about the Party (except that Adviser and Fund may use such information for the purposes set forth in this Agreement); this information shall be deemed proprietary and confidential if it is clearly designated in writing as such at the time it is exchanged or designated at a later time (“Confidential Information”), provided that disclosure of Confidential Information prior to the designation shall not constitute a breach of this provision.  Each Party agrees not to disclose or disseminate Confidential Information without the written approval of the other Party.  Further, the Parties acknowledge that Confidential Information acquired during the term of this Agreement shall be kept secret and confidential for a period of one (3) year from the date of termination of this Agreement, unless a later date is specified in writing.

(b)   Confidential Information shall exclude any material that is (i) lawfully within the recipient’s possession prior to the date of this Agreement and not subject to duty of confidentiality; (ii) voluntarily disclosed by a third-party so long as this third-party does not breach any obligation of confidentiality with respect to such information; (iii) is generally known or revealed to the public through no act or omission of the recipient; (iv) independently developed by the recipient without use or reference to the proprietary or confidential information of the other Party; (v) is requested by any Federal, State regulatory body, court, association, self-regulatory authority or agency such as the Financial Industry Regulatory Authority; (vii) is required to be disclosed by the recipient pursuant to law, rule or regulation; or (vii) has not been specifically designated as Confidential Information in writing by the Party claiming confidentiality.

11.       Permissible Interests.  To the extent permitted by law, Trustees, agents, and shareholders of the Trust are or may be interested in Sub-Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Sub-Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and Sub-Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise, provided that all such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust’s registration statement as required by law.

12.       Duration and Termination.  This Agreement shall not take effect unless it has been approved (a) by a vote of a majority of the members of the Board, including a majority of those Board members who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval and (b) by vote of a majority of that Fund’s outstanding voting securities.  This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval (as set forth above) and shall continue from year to year thereafter, provided that each such continuance is specifically approved at least annually by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval or (b) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the members of the Board who are neither (i) parties to this Agreement nor (ii) interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The foregoing requirement, that continuance of this Agreement be “specifically approved at least annually,” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

This Agreement may be terminated at any time without the payment of any penalty, by Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding securities of the Fund on not less than 30 days’ nor more than 60 days’ written notice to Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days written notice to the Adviser (which will be responsible for notifying the Trust of such termination).  This Agreement will automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

13.       Notice.  Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the primary of such party, unless such party has previously designated another address.

14.       Use of Name.  Sub-Advisor hereby consents to the use of its name and the names of its affiliates in the Fund’s disclosure documents, shareholder communications, advertising, sales literature and similar communications.  Sub-Adviser shall be permitted to use the names of the Adviser, the Trust or the Fund in its marketing materials provided it first receives approval of the Adviser and/or the Trust as applicable.

It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

15.       Amendments.  This Agreement may be amended in writing signed by the parties to the Agreement in a manner that is in accordance with applicable laws, rules and regulations and any exemptive relief obtained from the SEC.

16.       Definition of Terms.  As used in this Agreement, the terms “assignment,” “interested persons,” and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC under the 1940 Act. .

17.       Severability. If any provision of this Agreement or the application thereof to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than these as to which it so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

18.       Miscellaneous

A.             This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

B.             Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

C.             This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

D.             This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of New York.

E.         A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

J.A. Forlines, LLC	RiskX Investments, LLC

By: President	By:
Name:	Name:
Title:	Title:

Schedule A

To the

Investment Sub-Advisory Agreement

Between

RiskX Investments, LLC

and

J.A. Forlines, LLC

Pursuant to Section 4 of this Agreement, Adviser shall pay to Sub-Adviser as compensation for Sub-Adviser’s services rendered, a fee, computed and accrued daily and paid monthly in arrears at the annual rate of the average daily net assets of the Fund as listed below:

Fund	Compensation (net of waivers and reimbursements)
J.A. Forlines Global Risk-Managed Allocation Fund	0.375%

DATED: [ ], 2015

APPENDIX C-2

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made this _____ day of ______, 2015 by and between RiskX Investments, LLC (“Adviser”) and Navellier & Associates, Inc. (“Sub-Adviser”);

WHEREAS, the American Independence Funds Trust (the “Trust”), a Delaware business trust, is an open-end, diversified management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), consisting of several series of shares, each having its own investment objective, policies and restrictions;

WHEREAS, the Trust has retained the Adviser to provide the Trust with business and asset management services for the American Independence International Alpha Strategies Fund and the American Independence Large Cap Growth Fund (each a “Fund” and together the “Funds”), subject to the supervision and control of the Trust’s Board of Trustees;

WHEREAS, the Trust’s agreement with the Adviser permits the Adviser to delegate to other parties certain of its asset management responsibilities; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment management services to the Funds, and the Sub-Adviser is willing to render such services.

NOW THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.         Appointment.  The Adviser hereby appoints Sub-Adviser to act as the investment sub-adviser of the Funds for the period and on the terms set forth herein as the Adviser, from time to time, may specify.  Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided herein and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

2.         Services as Sub-Adviser.  Subject to the general oversight and supervision of the Adviser and the Board of Trustees of the Trust, the Adviser employs Sub-Adviser to (a) manage the investment and reinvestment of each Fund’s assets and, with respect to such assets, to (b) continuously review, supervise, and administer the investment program of each Fund which is created by the Adviser; (c) determine, in Sub-Adviser’s discretion, the securities, instruments, agreements, and contracts to be purchased, sold or held by the Funds; (d) provide the Adviser and the Trust with records concerning Sub-Adviser’s activities which the Trust is required to maintain, and (e) render regular reports to the Adviser and to the Trust’s officers and Trustees concerning Sub-Adviser’s discharge of the foregoing responsibilities.

Sub-Adviser shall discharge the foregoing responsibilities, subject to the Adviser’s oversight and supervision and the control of the officers and the Trustees of the Trust and in compliance with (a) such policies as the Trustees may from time to time establish, (b) the objectives, policies, strategies, and limitations for the Funds as set forth in the Trust’s then-current registration statement, as amended from time to time, and (c) applicable laws and regulations.  Sub-Adviser shall (a) oversee the placement of purchase and sale orders on behalf of the Funds; (b) maintain books and records with respect to each Fund’s securities transactions; (c) instruct the Trust’s Custodian(s) to hold and/or transfer each Fund’s assets in accordance with Proper Instructions received from the Sub-Adviser. (For this purpose, the term “Proper Instructions” shall have the meaning(s) specified in the applicable agreement(s) between the Trust and its custodians.)  Sub-Adviser will not be responsible for Trust expenses except as specified in this Agreement.

3.         Fund Transactions.  Sub-Adviser is authorized to select the brokers or dealers (including, to the extent permitted by law and applicable Trust guidelines, Sub-Adviser or any of its affiliates), electronic or other trading systems and to place orders directly with issuers of securities.  Sub-Adviser may open and maintain brokerage accounts of all types on behalf of and in the name of each Fund.  Sub-Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Advisor deems desirable or appropriate.  In selecting brokers or dealers to execute transactions on behalf of the Funds, Sub-Adviser is directed to use its best efforts to seek to obtain the best overall terms available, as described in the Trust’s current registration statement, as amended from time to time.  In assessing the best overall terms available for any Fund transaction, Sub-Adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.  In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”)) provided to the Funds and/or other funds and accounts over which the Sub-Adviser or its affiliates exercise investment discretion.  The parties hereto acknowledge that it is desirable for the Funds that Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to a Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution.  Therefore, Sub-Adviser may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of Sub-Adviser to the Funds.  It is understood that the services provided by such brokers may be useful to Sub-Adviser in connection with the Sub-Advisor’s services to other clients.  Sub-Adviser may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Funds with orders for its other clients and accounts where: (A) such aggregation or bunching of order is not inconsistent with the Funds’ investment objectives, policies and procedures, (B) the allocation of the securities so purchased or sold, as well as the expenses incurred in any such transaction, shall be made by Sub-Adviser in a manner that is fair and equitable in the judgment of Sub-Adviser, and (C) Sub-Adviser shall be cognizant of its fiduciary obligations to the Funds and each of its other clients and shall enter into such transactions only where the rights of each client are considered and protected.  Sub-Adviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to a Fund’s transactions as they may reasonably request.

4.         Compensation of Sub-Adviser.  For the services to be rendered by Sub-Adviser, as provided in Sections 2 and 3 of this Agreement, the Adviser shall pay Sub-Adviser compensation at the rate specified in Schedule A attached hereto and made a part of this Agreement.  Such compensation shall be accrued daily and paid to the Sub-Adviser monthly in arrears on the first day of each month, and shall be calculated by applying the annual percentage rate, as specified in the attached Schedule A, to the average daily assets of each Fund (as determined on each business day at the time each Fund calculates its net asset value per share).  For purposes of calculating Sub-Adviser’s compensation, the value of each Fund’s net assets shall be computed in the manner specified in the Prospectus and the Trust’s governing instruments for the computation of the value of each Fund’s net assets in connection with the determination of the net asset value of each Fund’s shares.  The compensation earned under this Agreement will be held in an account with the Funds’ custodians or a bank.

5.         Other Services to the Adviser or the Trust.  At the request of the Trust or the Adviser, Sub-Adviser in its sole discretion may make available to the Trust or the Adviser office facilities, equipment, personnel, and other services.  Such office facilities, equipment, personnel and services shall be provided for or rendered by Sub-Adviser and billed to the Trust or the Adviser at a price to be agreed upon by the Sub-Adviser and the Trust or the Adviser.

6.         Reports. The Adviser (on behalf of the Trust) and the Sub-Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

7.         Status of Sub-Adviser. The services of Sub-Adviser to the Adviser are not to be deemed exclusive, and Sub-Adviser, or any affiliate thereof, shall be free to render similar services to others so long as its services to the Trust are not impaired thereby.  The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Funds in any way or otherwise be deemed an agent to the Adviser or the Funds.  If Sub-Adviser provides any advice to its clients concerning investment in the shares of the Funds, Sub-Adviser shall act solely for such clients in that regard and not in any way on behalf of the Adviser or the Funds.

8.         Certain Records and Required Filings.  Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act, which are prepared or maintained by the Sub-Adviser on behalf of the Adviser, are the property of the Adviser or the Trust and will be surrendered promptly to the Adviser or Trust on request.

Sub-Adviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein.  Sub-Adviser also shall make all required filings on Forms 13F, 13D and 13G (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) as may be required of the Funds due to the activities of Sub-Adviser.  Sub-Adviser shall coordinate with the Adviser as appropriate with respect to the making of such filings.

9.         Standard of Care and Liability of Sub-Adviser.  Sub-Adviser shall exercise its best judgment in rendering the services under this Agreement.  Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or a Fund or its shareholders in connection with the matters to which this Agreement relates, provided however that no provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of its willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

10.       Confidential Information.

(c)   The Parties understand that proprietary and confidential information may, from time to time, be exchanged.  Proprietary and confidential information may include, but is not limited to, client lists, business and investment strategies, data compilations, financial statements and other information about the Party (except that Adviser and Funds may use such information for the purposes set forth in this Agreement); this information shall be deemed proprietary and confidential if it is clearly designated in writing as such at the time it is exchanged or designated at a later time (“Confidential Information”), provided that disclosure of Confidential Information prior to the designation shall not constitute a breach of this provision.  Each Party agrees not to disclose or disseminate Confidential Information without the written approval of the other Party.  Further, the Parties acknowledge that Confidential Information acquired during the term of this Agreement shall be kept secret and confidential for a period of one (3) year from the date of termination of this Agreement, unless a later date is specified in writing.

(d)   Confidential Information shall exclude any material that is (i) lawfully within the recipient’s possession prior to the date of this Agreement and not subject to duty of confidentiality; (ii) voluntarily disclosed by a third-party so long as this third-party does not breach any obligation of confidentiality with respect to such information; (iii) is generally known or revealed to the public through no act or omission of the recipient; (iv) independently developed by the recipient without use or reference to the proprietary or confidential information of the other Party; (v) is requested by any Federal, State regulatory body, court, association, self-regulatory authority or agency such as the Financial Industry Regulatory Authority; (vii) is required to be disclosed by the recipient pursuant to law, rule or regulation; or (vii) has not been specifically designated as Confidential Information in writing by the Party claiming confidentiality.

11.       Permissible Interests.  To the extent permitted by law, Trustees, agents, and shareholders of the Trust are or may be interested in Sub-Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Sub-Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and Sub-Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise, provided that all such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust’s registration statement as required by law.

12.       Duration and Termination.  This Agreement shall not take effect unless it has been approved (a) by a vote of a majority of the members of the Board, including a majority of those Board members who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval and (b) by vote of a majority of that Fund’s outstanding voting securities.  This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval (as set forth above) and shall continue from year to year thereafter, provided that each such continuance is specifically approved at least annually by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval or (b) a vote of a “majority” (as defined in the 1940 Act) of each Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the members of the Board who are neither (i) parties to this Agreement nor (ii) interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The foregoing requirement, that continuance of this Agreement be “specifically approved at least annually,” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

This Agreement may be terminated at any time without the payment of any penalty, by Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding securities of each Fund on not less than 30 days’ nor more than 60 days’ written notice to Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days written notice to the Adviser (which will be responsible for notifying the Trust of such termination).  This Agreement will automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

13.       Notice.  Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the primary of such party, unless such party has previously designated another address.

14.       Use of Name.  Sub-Advisor hereby consents to the use of its name and the names of its affiliates in the Funds’ disclosure documents, shareholder communications, advertising, sales literature and similar communications.  Sub-Adviser shall be permitted to use the names of the Adviser, the Trust or the Funds in its marketing materials provided it first receives approval of the Adviser and/or the Trust as applicable.

It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

15.       Amendments.  This Agreement may be amended in writing signed by the parties to the Agreement in a manner that is in accordance with applicable laws, rules and regulations and any exemptive relief obtained from the SEC.

16.       Definition of Terms.  As used in this Agreement, the terms “assignment,” “interested persons,” and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC under the 1940 Act. .

17.       Severability. If any provision of this Agreement or the application thereof to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than these as to which it so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

18.       Miscellaneous

E.             This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

F.              Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

G.             This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

H.             This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of New York.

E.         A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

Navellier & Associates, Inc.	RiskX Investments, LLC

By: President	By:
Name:	Name:
Title:	Title:

Schedule A

To the

Investment Sub-Advisory Agreement

Between

RiskX Investments, LLC

and

Navellier & Associates, Inc.

Pursuant to Section 4 of this Agreement, Adviser shall pay to Sub-Adviser as compensation for Sub-Adviser’s services rendered, a fee, computed and accrued daily and paid monthly in arrears at the annual rate of the average daily net assets of each Fund as listed below:

Fund	Compensation (net of waivers and reimbursements)
International Alpha Strategies Fund	0.27%
Large Cap Growth Fund	0.50%

DATED: [ ], 2015

APPENDIX C-3

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made this _____ day of ______, 2015 by and between RiskX Investments, LLC (“Adviser”), and Boyd Watterson Asset Management, LLC (“Sub-Adviser”);

WHEREAS, the American Independence Funds Trust (the “Trust”), a Delaware business trust, is an open-end, diversified management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), consisting of several series of shares, each having its own investment objective, policies and restrictions;

WHEREAS, the Trust has retained the Adviser to provide the Trust with business and asset management services for the Boyd Watterson Core Plus Fund (the “Fund”), subject to the supervision and control of the Trust’s Board of Trustees;

WHEREAS, the Trust’s agreement with the Adviser permits the Adviser to delegate to other parties certain of its asset management responsibilities; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment management services to the Fund, and the Sub-Adviser is willing to render such services.

NOW THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.         Appointment.  The Adviser hereby appoints Sub-Adviser to act as the investment sub-adviser of the Fund for the period and on the terms set forth herein as the Adviser, from time to time may specify.  Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided herein and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

2.         Services as Sub-Adviser.  Subject to the general oversight and supervision of the Adviser and the Board of Trustees of the Trust, the Adviser employs Sub-Adviser to (a) manage the investment and reinvestment of the Fund’s assets and, with respect to such assets, to (b) continuously review, supervise, and administer the investment program of the Fund which is created by the Adviser; (c) determine, in Sub-Adviser’s discretion, the securities, instruments, agreements, and contracts to be purchased, sold or held by the Fund; (d) provide the Adviser and the Trust with records concerning Sub-Adviser’s activities which the Trust is required to maintain, and (e) render regular reports to the Adviser and to the Trust’s officers and Trustees concerning Sub-Adviser’s discharge of the foregoing responsibilities.

Sub-Adviser shall discharge the foregoing responsibilities, subject to the Adviser’s oversight and supervision and the control of the officers and the Trustees of the Trust and in compliance with (a) such policies as the Trustees may from time to time establish, (b) the objectives, policies, strategies, and limitations for the Fund as set forth in the Trust’s then-current registration statement, as amended from time to time, and (c) applicable laws and regulations.  Sub-Adviser shall (a) oversee the placement of purchase and sale orders on behalf of the Fund; (b) maintain books and records with respect to the Fund’s securities transactions; (c) instruct the Trust’s Custodian(s) to hold and/or transfer the Fund’s assets in accordance with Proper Instructions received from the Sub-Adviser. (For this purpose, the term “Proper Instructions” shall have the meaning(s) specified in the applicable agreement(s) between the Trust and its custodians.)  Sub-Adviser will not be responsible for Trust expenses except as specified in this Agreement.

3.         Fund Transactions.  Sub-Adviser is authorized to select the brokers or dealers (including, to the extent permitted by law and applicable Trust guidelines, Sub-Adviser or any of its affiliates), electronic or other trading systems and to place orders directly with issuers of securities.  Sub-Adviser may open and maintain brokerage accounts of all types on behalf of and in the name of the Fund.  Sub-Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Advisor deems desirable or appropriate.  In selecting brokers or dealers to execute transactions on behalf of the Fund, Sub-Adviser is directed to use its best efforts to seek to obtain the best overall terms available, as described in the Trust’s current registration statement, as amended from time to time.  In assessing the best overall terms available for any Fund transaction, Sub-Adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.  In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”)) provided to the Fund and/or other funds and accounts over which the Sub-Adviser or its affiliates exercise investment discretion.  The parties hereto acknowledge that it is desirable for the Fund that Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution.  Therefore, Sub-Adviser may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of Sub-Adviser to the Fund.  It is understood that the services provided by such brokers may be useful to Sub-Adviser in connection with the Sub-Advisor’s services to other clients.  Sub-Adviser may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Fund with orders for its other clients and accounts where: (A) such aggregation or bunching of order is not inconsistent with the Fund’s investment objectives, policies and procedures, (B) the allocation of the securities so purchased or sold, as well as the expenses incurred in any such transaction, shall be made by Sub-Adviser in a manner that is fair and equitable in the judgment of Sub-Adviser, and (C) Sub-Adviser shall be cognizant of its fiduciary obligations to the Fund and each of its other clients and shall enter into such transactions only where the rights of each client are considered and protected.  Sub-Adviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to Fund’s transactions as they may reasonably request.

4.         Compensation of Sub-Adviser.  For the services to be rendered by Sub-Adviser, as provided in Sections 2 and 3 of this Agreement, the Adviser shall pay Sub-Adviser compensation at the rate specified in Schedule A attached hereto and made a part of this Agreement.  Such compensation shall be accrued daily and paid to the Sub-Adviser monthly in arrears on the first day of each month, and shall be calculated by applying the annual percentage rate, as specified in the attached Schedule A, to the average daily assets of the Fund (as determined on each business day at the time the Fund calculates its net asset value per share).  For purposes of calculating Sub-Adviser’s compensation, the value of the Fund’s net assets shall be computed in the manner specified in the Prospectus and the Trust’s governing instruments for the computation of the value of the Fund’s net assets in connection with the determination of the net asset value of the Fund’s shares.  The compensation earned under this Agreement will be held in an account with the Fund’s custodians or a bank.

5.         Other Services to the Adviser or the Trust.  At the request of the Trust or the Adviser, Sub-Adviser in its sole discretion may make available to the Trust or the Adviser office facilities, equipment, personnel, and other services.  Such office facilities, equipment, personnel and services shall be provided for or rendered by Sub-Adviser and billed to the Trust or the Adviser at a price to be agreed upon by the Sub-Adviser and the Trust or the Adviser.

6.         Reports. The Adviser (on behalf of the Trust) and the Sub-Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

7.         Status of Sub-Adviser. The services of Sub-Adviser to the Adviser are not to be deemed exclusive, and Sub-Adviser, or any affiliate thereof, shall be free to render similar services to others so long as its services to the Trust are not impaired thereby.  The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Fund in any way or otherwise be deemed an agent to the Adviser or the Fund.  If Sub-Adviser provides any advice to its clients concerning investment in the shares of the Fund, Sub-Adviser shall act solely for such clients in that regard and not in any way on behalf of the Adviser or the Fund.

8.         Certain Records and Required Filings.  Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act, which are prepared or maintained by the Sub-Adviser on behalf of the Adviser, are the property of the Adviser or the Trust and will be surrendered promptly to the Adviser or Trust on request.

Sub-Adviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein.  Sub-Adviser also shall make all required filings on Forms 13D and 13G (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) as may be required of the Fund due to the activities of Sub-Adviser.  Sub-Adviser shall coordinate with the Adviser as appropriate with respect to the making of such filings.

9.         Standard of Care and Liability of Sub-Adviser.  Sub-Adviser shall exercise its best judgment in rendering the services under this Agreement.  Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Fund or its shareholders in connection with the matters to which this Agreement relates, provided however that no provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of its willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

10.       Confidential Information.

(e)   The Parties understand that proprietary and confidential information may, from time to time, be exchanged.  Proprietary and confidential information may include, but is not limited to, client lists, business and investment strategies, data compilations, financial statements and other information about the Party (except that Adviser and Fund may use such information for the purposes set forth in this Agreement); this information shall be deemed proprietary and confidential if it is clearly designated in writing as such at the time it is exchanged or designated at a later time (“Confidential Information”), provided that disclosure of Confidential Information prior to the designation shall not constitute a breach of this provision.  Each Party agrees not to disclose or disseminate Confidential Information without the written approval of the other Party.  Further, the Parties acknowledge that Confidential Information acquired during the term of this Agreement shall be kept secret and confidential for a period of one (3) year from the date of termination of this Agreement, unless a later date is specified in writing.

(f)    Confidential Information shall exclude any material that is (i) lawfully within the recipient’s possession prior to the date of this Agreement and not subject to duty of confidentiality; (ii) voluntarily disclosed by a third-party so long as this third-party does not breach any obligation of confidentiality with respect to such information; (iii) is generally known or revealed to the public through no act or omission of the recipient; (iv) independently developed by the recipient without use or reference to the proprietary or confidential information of the other Party; (v) is requested by any Federal, State regulatory body, court, association, self-regulatory authority or agency such as the Financial Industry Regulatory Authority; (vii) is required to be disclosed by the recipient pursuant to law, rule or regulation; or (vii) has not been specifically designated as Confidential Information in writing by the Party claiming confidentiality.

11.       Permissible Interests.  To the extent permitted by law, Trustees, agents, and shareholders of the Trust are or may be interested in Sub-Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Sub-Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and Sub-Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise, provided that all such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust’s registration statement as required by law.

12.       Duration and Termination.  This Agreement shall not take effect unless it has been approved (a) by a vote of a majority of the members of the Board, including a majority of those Board members who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval and (b) by vote of a majority of that Fund’s outstanding voting securities.  This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval (as set forth above) and shall continue from year to year thereafter, provided that each such continuance is specifically approved at least annually by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval or (b) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the members of the Board who are neither (i) parties to this Agreement nor (ii) interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The foregoing requirement, that continuance of this Agreement be “specifically approved at least annually,” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

This Agreement may be terminated at any time without the payment of any penalty, by Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding securities of the Fund on not less than 30 days’ nor more than 60 days’ written notice to Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days written notice to the Adviser (which will be responsible for notifying the Trust of such termination).  This Agreement will automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

13.       Notice.  Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the primary of such party, unless such party has previously designated another address.

14.       Use of Name.  Sub-Adviser hereby consents to the use of its name and the names of its affiliates in the Fund’s disclosure documents, shareholder communications, advertising, sales literature and similar communications.  Sub-Adviser shall be permitted to use the names of the Adviser, the Trust or the Fund in its marketing materials provided it first receives approval of the Adviser and/or the Trust as applicable.

It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

15.       Amendments.  This Agreement may be amended in writing signed by the parties to the Agreement in a manner that is in accordance with applicable laws, rules and regulations and any exemptive relief obtained from the SEC.

16.       Definition of Terms.  As used in this Agreement, the terms “assignment,” “interested persons,” and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC under the 1940 Act. .

17.       Severability. If any provision of this Agreement or the application thereof to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than these as to which it so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

18.       Miscellaneous

I.               This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

J.              Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

K.             This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

L.             This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of New York.

E.         A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

Boyd Watterson Asset Management, LLC	RiskX Investments, LLC

By: President	By:
Name:	Name:
Title:	Title:

Schedule A

To the

Investment Sub-Advisory Agreement

Between

RiskX Investments, LLC

and

Boyd Watterson Asset Management, LLC

Pursuant to Section 4 of this Agreement, Adviser shall pay to Sub-Adviser as compensation for Sub-Adviser’s services rendered, a fee, computed and accrued daily and paid monthly in arrears at the annual rate of the average daily net assets of the Fund as listed below.

Fund	Compensation (net of waivers and reimbursements)
Boyd Watterson Core Plus Fund	0.20%

DATED: [ ], 2015

APPENDIX C-4

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made this _____ day of ______, 2015 by and between RiskX Investments, LLC (“Adviser”) and Fischer Francis Trees & Watts, Inc. (“FFTW (NY)”), a New York corporation and one of its affiliates, Fischer Francis Trees & Watts (“FFTW (UK)”), a corporate partnership organized under the laws of England & Wales (collectively referred to as the “Sub-Adviser”);

WHEREAS, the American Independence Funds Trust (the “Trust”), a Delaware business trust, is an open-end, diversified management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), consisting of several series of shares, each having its own investment objective, policies and restrictions;

WHEREAS, the Trust has retained the Adviser to provide the Trust with business and asset management services for the American Independence U.S. Inflation-Indexed Fund (the “Fund”), subject to the supervision and control of the Trust’s Board of Trustees;

WHEREAS, the Trust’s agreement with the Adviser permits the Adviser to delegate to other parties certain of its asset management responsibilities; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment management services to the Fund, and the Sub-Adviser is willing to render such services.

NOW THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.         Appointment.  The Adviser hereby appoints Sub-Adviser to act as the investment sub-adviser of the Fund for the period and on the terms set forth herein as the Adviser, from time to time, may specify.  Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided herein and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

2.         Services as Sub-Adviser.  Subject to the general oversight and supervision of the Adviser and the Board of Trustees of the Trust, the Adviser employs Sub-Adviser to (a) manage the investment and reinvestment of the Fund’s assets and, with respect to such assets, to (b) continuously review, supervise, and administer the investment program of the Fund which is created by the Adviser; (c) determine, in Sub-Adviser’s discretion, the securities, instruments, agreements, and contracts to be purchased, sold or held by the Fund; (d) provide the Adviser and the Trust with records concerning Sub-Adviser’s activities which the Trust is required to maintain, and (e) render regular reports to the Adviser and to the Trust’s officers and Trustees concerning Sub-Adviser’s discharge of the foregoing responsibilities.

Sub-Adviser shall discharge the foregoing responsibilities, subject to the Adviser’s oversight and supervision and the control of the officers and the Trustees of the Trust and in compliance with (a) such policies as the Trustees may from time to time establish, (b) the objectives, policies, strategies, and limitations for the Fund as set forth in the Trust’s then-current registration statement, as amended from time to time, and (c) applicable laws and regulations.  Sub-Adviser shall (a) oversee the placement of purchase and sale orders on behalf of the Fund; (b) maintain books and records with respect to the Fund’s securities transactions; (c) instruct the Trust’s Custodian(s) to hold and/or transfer the Fund’s assets in accordance with Proper Instructions received from the Sub-Adviser. (For this purpose, the term “Proper Instructions” shall have the meaning(s) specified in the applicable agreement(s) between the Trust and its custodians.)  Sub-Adviser will not be responsible for Trust expenses except as specified in this Agreement.

3.         Fund Transactions.  Sub-Adviser is authorized to select the brokers or dealers (including, to the extent permitted by law and applicable Trust guidelines, Sub-Adviser or any of its affiliates), electronic or other trading systems and to place orders directly with issuers of securities.  Sub-Adviser may open and maintain brokerage accounts of all types on behalf of and in the name of the Fund.  Sub-Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Advisor deems desirable or appropriate.  In selecting brokers or dealers to execute transactions on behalf of the Fund, Sub-Adviser is directed to use its best efforts to seek to obtain the best overall terms available, as described in the Trust’s current registration statement, as amended from time to time.  In assessing the best overall terms available for any Fund transaction, Sub-Adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.  In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”)) provided to the Fund and/or other funds and accounts over which the Sub-Adviser or its affiliates exercise investment discretion.  The parties hereto acknowledge that it is desirable for the Fund that Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution.  Therefore, Sub-Adviser may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of Sub-Adviser to the Fund.  It is understood that the services provided by such brokers may be useful to Sub-Adviser in connection with the Sub-Advisor’s services to other clients.  Sub-Adviser may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Fund with orders for its other clients and accounts where: (A) such aggregation or bunching of order is not inconsistent with the Fund’s investment objectives, policies and procedures, (B) the allocation of the securities so purchased or sold, as well as the expenses incurred in any such transaction, shall be made by Sub-Adviser in a manner that is fair and equitable in the judgment of Sub-Adviser, and (C) Sub-Adviser shall be cognizant of its fiduciary obligations to the Fund and each of its other clients and shall enter into such transactions only where the rights of each client are considered and protected.  Sub-Adviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to Fund’s transactions as they may reasonably request.

4.         Compensation of Sub-Adviser.  For the services to be rendered by Sub-Adviser, as provided in Sections 2 and 3 of this Agreement, the Adviser shall pay Sub-Adviser compensation at the rate specified in Schedule A attached hereto and made a part of this Agreement.  Such compensation shall be accrued daily and paid to the Sub-Adviser monthly in arrears on the first day of each month, and shall be calculated by applying the annual percentage rate, as specified in the attached Schedule A, to the average daily assets of the Fund (as determined on each business day at the time the Fund calculates its net asset value per share).  For purposes of calculating Sub-Adviser’s compensation, the value of the Fund’s net assets shall be computed in the manner specified in the Prospectus and the Trust’s governing instruments for the computation of the value of the Fund’s net assets in connection with the determination of the net asset value of the Fund’s shares.  The compensation earned under this Agreement will be held in an account with the Fund’s custodians or a bank.

5.         Other Services to the Adviser or the Trust.  At the request of the Trust or the Adviser, Sub-Adviser in its sole discretion may make available to the Trust or the Adviser office facilities, equipment, personnel, and other services.  Such office facilities, equipment, personnel and services shall be provided for or rendered by Sub-Adviser and billed to the Trust or the Adviser at a price to be agreed upon by the Sub-Adviser and the Trust or the Adviser.

6.         Reports. The Adviser (on behalf of the Trust) and the Sub-Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

7.         Status of Sub-Adviser. The services of Sub-Adviser to the Adviser are not to be deemed exclusive, and Sub-Adviser, or any affiliate thereof, shall be free to render similar services to others so long as its services to the Trust are not impaired thereby.  The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Fund in any way or otherwise be deemed an agent to the Adviser or the Fund.  If Sub-Adviser provides any advice to its clients concerning investment in the shares of the Fund, Sub-Adviser shall act solely for such clients in that regard and not in any way on behalf of the Adviser or the Fund.

8.         Certain Records and Required Filings.  Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act, which are prepared or maintained by the Sub-Adviser on behalf of the Adviser, are the property of the Adviser or the Trust and will be surrendered promptly to the Adviser or Trust on request.

Sub-Adviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein.  Sub-Adviser also shall make all required filings on Forms 13F, 13D and 13G (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) as may be required of the Fund due to the activities of Sub-Adviser.  Sub-Adviser shall coordinate with the Adviser as appropriate with respect to the making of such filings.

9.         Standard of Care and Liability of Sub-Adviser.  Sub-Adviser shall exercise its best judgment in rendering the services under this Agreement.  Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Fund or its shareholders in connection with the matters to which this Agreement relates, provided however that no provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of its willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

10.       Confidential Information.

(g)   The Parties understand that proprietary and confidential information may, from time to time, be exchanged.  Proprietary and confidential information may include, but is not limited to, client lists, business and investment strategies, data compilations, financial statements and other information about the Party (except that Adviser and Fund may use such information for the purposes set forth in this Agreement); this information shall be deemed proprietary and confidential if it is clearly designated in writing as such at the time it is exchanged or designated at a later time (“Confidential Information”), provided that disclosure of Confidential Information prior to the designation shall not constitute a breach of this provision.  Each Party agrees not to disclose or disseminate Confidential Information without the written approval of the other Party.  Further, the Parties acknowledge that Confidential Information acquired during the term of this Agreement shall be kept secret and confidential for a period of one (3) year from the date of termination of this Agreement, unless a later date is specified in writing.

(h)   Confidential Information shall exclude any material that is (i) lawfully within the recipient’s possession prior to the date of this Agreement and not subject to duty of confidentiality; (ii) voluntarily disclosed by a third-party so long as this third-party does not breach any obligation of confidentiality with respect to such information; (iii) is generally known or revealed to the public through no act or omission of the recipient; (iv) independently developed by the recipient without use or reference to the proprietary or confidential information of the other Party; (v) is requested by any Federal, State regulatory body, court, association, self-regulatory authority or agency such as the Financial Industry Regulatory Authority; (vii) is required to be disclosed by the recipient pursuant to law, rule or regulation; or (vii) has not been specifically designated as Confidential Information in writing by the Party claiming confidentiality.

11.       Permissible Interests.  To the extent permitted by law, Trustees, agents, and shareholders of the Trust are or may be interested in Sub-Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Sub-Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and Sub-Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise, provided that all such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust’s registration statement as required by law.

12.       Duration and Termination.  This Agreement shall not take effect unless it has been approved (a) by a vote of a majority of the members of the Board, including a majority of those Board members who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval and (b) by vote of a majority of that Fund’s outstanding voting securities.  This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval (as set forth above) and shall continue from year to year thereafter, provided that each such continuance is specifically approved at least annually by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval or (b) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the members of the Board who are neither (i) parties to this Agreement nor (ii) interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The foregoing requirement, that continuance of this Agreement be “specifically approved at least annually,” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

This Agreement may be terminated at any time without the payment of any penalty, by Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding securities of the Fund on not less than 30 days’ nor more than 60 days’ written notice to Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days written notice to the Adviser (which will be responsible for notifying the Trust of such termination).  This Agreement will automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

13.       Notice.  Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the primary of such party, unless such party has previously designated another address.

14.       Use of Name.  Sub-Advisor hereby consents to the use of its name and the names of its affiliates in the Fund’s disclosure documents, shareholder communications, advertising, sales literature and similar communications.  Sub-Adviser shall be permitted to use the names of the Adviser, the Trust or the Fund in its marketing materials provided it first receives approval of the Adviser and/or the Trust as applicable.

It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

15.       Amendments.  This Agreement may be amended in writing signed by the parties to the Agreement in a manner that is in accordance with applicable laws, rules and regulations and any exemptive relief obtained from the SEC.

16.       Definition of Terms.  As used in this Agreement, the terms “assignment,” “interested persons,” and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC under the 1940 Act. .

17.       Severability. If any provision of this Agreement or the application thereof to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than these as to which it so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

18.       Miscellaneous

M.            This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

N.             Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

O.             This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

P.              This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of New York.

E.         A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

Fischer Francis Trees & Watts, Inc. (NY) Fischer Francis Trees & Watts (UK)	RiskX Investments, LLC

By: President	By:
Name:	Name:
Title:	Title:

Schedule A

To the

Investment Sub-Advisory Agreement

Between

RiskX Investments, LLC

and

Fischer Francis Trees & Watts, Inc. (NY)

Fischer Francis Trees & Watts (UK)

Pursuant to Section 4 of this Agreement, Adviser shall pay to Sub-Adviser as compensation for Sub-Adviser’s services rendered, a fee, computed and accrued daily and paid monthly in arrears at the annual rate of the average daily net assets of the Fund as listed below:

Fund	Compensation (net of waivers and reimbursements)
U.S. Inflation-Indexed Fund	0.20%

DATED: [ ], 2015

APPENDIX D

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made this _____ day of ______, 2015 by and between RiskX Investments, LLC (“Adviser”), and Arrivato Asset Management, LLC (“Sub-Adviser), a wholly owned subsidiary of the Adviser.

WHEREAS, the American Independence Funds Trust (the “Trust”), a Delaware business trust, is an open-end, diversified management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), consisting of several series of shares, each having its own investment objective, policies and restrictions;

WHEREAS, the Trust has retained the Adviser to provide the Trust with business and asset management services for the American Independence Kansas Tax-Exempt Bond Fund (the “Fund”), subject to the supervision and control of the Trust’s Board of Trustees;

WHEREAS, the Trust’s agreement with the Adviser permits the Adviser to delegate to other parties certain of its asset management responsibilities; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment management services to the Fund, and the Sub-Adviser is willing to render such services.

NOW THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.         Appointment.  The Adviser hereby appoints Sub-Adviser to act as the investment sub-adviser of the Fund for the period and on the terms set forth herein as the Adviser, from time to time may specify.  Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided herein and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

2.         Services as Sub-Adviser.  Subject to the general oversight and supervision of the Adviser and the Board of Trustees of the Trust, the Adviser employs Sub-Adviser to (a) manage the investment and reinvestment of the Fund’s assets and, with respect to such assets, to (b) continuously review, supervise, and administer the investment program of the Fund which is created by the Adviser; (c) determine, in Sub-Adviser’s discretion, the securities, instruments, agreements, and contracts to be purchased, sold or held by the Fund; (d) provide the Adviser and the Trust with records concerning Sub-Adviser’s activities which the Trust is required to maintain, and (e) render regular reports to the Adviser and to the Trust’s officers and Trustees concerning Sub-Adviser’s discharge of the foregoing responsibilities.

Sub-Adviser shall discharge the foregoing responsibilities, subject to the Adviser’s oversight and supervision and the control of the officers and the Trustees of the Trust and in compliance with (a) such policies as the Trustees may from time to time establish, (b) the objectives, policies, strategies, and limitations for the Fund as set forth in the Trust’s then-current registration statement, as amended from time to time, and (c) applicable laws and regulations.  Sub-Adviser shall (a) oversee the placement of purchase and sale orders on behalf of the Fund; (b) maintain books and records with respect to the Fund’s securities transactions; (c) instruct the Trust’s Custodian(s) to hold and/or transfer the Fund’s assets in accordance with Proper Instructions received from the Sub-Adviser. (For this purpose, the term “Proper Instructions” shall have the meaning(s) specified in the applicable agreement(s) between the Trust and its custodians.)  Sub-Adviser will not be responsible for Trust expenses except as specified in this Agreement.

3.         Fund Transactions.  Sub-Adviser is authorized to select the brokers or dealers (including, to the extent permitted by law and applicable Trust guidelines, Sub-Adviser or any of its affiliates), electronic or other trading systems and to place orders directly with issuers of securities.  Sub-Adviser may open and maintain brokerage accounts of all types on behalf of and in the name of the Fund.  Sub-Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Advisor deems desirable or appropriate.  In selecting brokers or dealers to execute transactions on behalf of the Fund, Sub-Adviser is directed to use its best efforts to seek to obtain the best overall terms available, as described in the Trust’s current registration statement, as amended from time to time.  In assessing the best overall terms available for any Fund transaction, Sub-Adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.  In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”)) provided to the Fund and/or other funds and accounts over which the Sub-Adviser or its affiliates exercise investment discretion.  The parties hereto acknowledge that it is desirable for the Fund that Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution.  Therefore, Sub-Adviser may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of Sub-Adviser to the Fund.  It is understood that the services provided by such brokers may be useful to Sub-Adviser in connection with the Sub-Advisor’s services to other clients.  Sub-Adviser may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Fund with orders for its other clients and accounts where: (A) such aggregation or bunching of order is not inconsistent with the Fund’s investment objectives, policies and procedures, (B) the allocation of the securities so purchased or sold, as well as the expenses incurred in any such transaction, shall be made by Sub-Adviser in a manner that is fair and equitable in the judgment of Sub-Adviser, and (C) Sub-Adviser shall be cognizant of its fiduciary obligations to the Fund and each of its other clients and shall enter into such transactions only where the rights of each client are considered and protected.  Sub-Adviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to Fund’s transactions as they may reasonably request.

4.         Compensation of Sub-Adviser.  For the services to be rendered by Sub-Adviser, as provided in Sections 2 and 3 of this Agreement, the Adviser shall pay Sub-Adviser compensation at the rate specified in Schedule A attached hereto and made a part of this Agreement.  Such compensation shall be accrued daily and paid to the Sub-Adviser monthly in arrears on the first day of each month, and shall be calculated by applying the annual percentage rate, as specified in the attached Schedule A, to the average daily assets of the Fund (as determined on each business day at the time the Fund calculates its net asset value per share).  For purposes of calculating Sub-Adviser’s compensation, the value of the Fund’s net assets shall be computed in the manner specified in the Prospectus and the Trust’s governing instruments for the computation of the value of the Fund’s net assets in connection with the determination of the net asset value of the Fund’s shares.  The compensation earned under this Agreement will be held in an account with the Fund’s custodians or a bank.

5.         Other Services to the Adviser or the Trust.  At the request of the Trust or the Adviser, Sub-Adviser in its sole discretion may make available to the Trust or the Adviser office facilities, equipment, personnel, and other services.  Such office facilities, equipment, personnel and services shall be provided for or rendered by Sub-Adviser and billed to the Trust or the Adviser at a price to be agreed upon by the Sub-Adviser and the Trust or the Adviser.

6.         Reports. The Adviser (on behalf of the Trust) and the Sub-Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

7.         Status of Sub-Adviser. The services of Sub-Adviser to the Adviser are not to be deemed exclusive, and Sub-Adviser, or any affiliate thereof, shall be free to render similar services to others so long as its services to the Trust are not impaired thereby.  The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Fund in any way or otherwise be deemed an agent to the Adviser or the Fund.  If Sub-Adviser provides any advice to its clients concerning investment in the shares of the Fund, Sub-Adviser shall act solely for such clients in that regard and not in any way on behalf of the Adviser or the Fund.

8.         Certain Records and Required Filings.  Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act, which are prepared or maintained by the Sub-Adviser on behalf of the Adviser, are the property of the Adviser or the Trust and will be surrendered promptly to the Adviser or Trust on request.

Sub-Adviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein.  Sub-Adviser also shall make all required filings on Forms 13D and 13G (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) as may be required of the Fund due to the activities of Sub-Adviser.  Sub-Adviser shall coordinate with the Adviser as appropriate with respect to the making of such filings.

9.         Standard of Care and Liability of Sub-Adviser.  Sub-Adviser shall exercise its best judgment in rendering the services under this Agreement.  Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Fund or its shareholders in connection with the matters to which this Agreement relates, provided however that no provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of its willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

10.       Confidential Information.

(i)    The Parties understand that proprietary and confidential information may, from time to time, be exchanged.  Proprietary and confidential information may include, but is not limited to, client lists, business and investment strategies, data compilations, financial statements and other information about the Party (except that Adviser and Fund may use such information for the purposes set forth in this Agreement); this information shall be deemed proprietary and confidential if it is clearly designated in writing as such at the time it is exchanged or designated at a later time (“Confidential Information”), provided that disclosure of Confidential Information prior to the designation shall not constitute a breach of this provision.  Each Party agrees not to disclose or disseminate Confidential Information without the written approval of the other Party.  Further, the Parties acknowledge that Confidential Information acquired during the term of this Agreement shall be kept secret and confidential for a period of one (3) year from the date of termination of this Agreement, unless a later date is specified in writing.

(j)    Confidential Information shall exclude any material that is (i) lawfully within the recipient’s possession prior to the date of this Agreement and not subject to duty of confidentiality; (ii) voluntarily disclosed by a third-party so long as this third-party does not breach any obligation of confidentiality with respect to such information; (iii) is generally known or revealed to the public through no act or omission of the recipient; (iv) independently developed by the recipient without use or reference to the proprietary or confidential information of the other Party; (v) is requested by any Federal, State regulatory body, court, association, self-regulatory authority or agency such as the Financial Industry Regulatory Authority; (vii) is required to be disclosed by the recipient pursuant to law, rule or regulation; or (vii) has not been specifically designated as Confidential Information in writing by the Party claiming confidentiality.

11.       Permissible Interests.  To the extent permitted by law, Trustees, agents, and shareholders of the Trust are or may be interested in Sub-Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Sub-Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and Sub-Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise, provided that all such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust’s registration statement as required by law.

12.       Duration and Termination.  This Agreement shall not take effect unless it has been approved (a) by a vote of a majority of the members of the Board, including a majority of those Board members who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval and (b) by vote of a majority of that Fund’s outstanding voting securities.  This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval (as set forth above) and shall continue from year to year thereafter, provided that each such continuance is specifically approved at least annually by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval or (b) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the members of the Board who are neither (i) parties to this Agreement nor (ii) interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The foregoing requirement, that continuance of this Agreement be “specifically approved at least annually,” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

This Agreement may be terminated at any time without the payment of any penalty, by Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding securities of the Fund on not less than 30 days’ nor more than 60 days’ written notice to Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days written notice to the Adviser (which will be responsible for notifying the Trust of such termination).  This Agreement will automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

13.       Notice.  Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the primary of such party, unless such party has previously designated another address.

14.       Use of Name.  Sub-Advisor hereby consents to the use of its name and the names of its affiliates in the Fund’s disclosure documents, shareholder communications, advertising, sales literature and similar communications.  Sub-Adviser shall be permitted to use the names of the Adviser, the Trust or the Fund in its marketing materials provided it first receives approval of the Adviser and/or the Trust as applicable.

It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

15.       Amendments.  This Agreement may be amended in writing signed by the parties to the Agreement in a manner that is in accordance with applicable laws, rules and regulations and any exemptive relief obtained from the SEC.

16.       Definition of Terms.  As used in this Agreement, the terms “assignment,” “interested persons,” and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC under the 1940 Act. .

17.       Severability. If any provision of this Agreement or the application thereof to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than these as to which it so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

18.       Miscellaneous

Q.             This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

R.             Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

S.              This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

T.             This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of New York.

E.         A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

ARRIVATO ASSET MANAGEMENT, LLC	RISKX INVESTMENTS, LLC

By:	By:
Name:	Name:
Title:	Title:

Schedule A

To Investment Sub-Advisory Agreement

Between

RiskX Investments, LLC

and

Arrivato Asset Management, LLC

Pursuant to Section 4 of this Agreement, Adviser shall pay to Sub-Adviser as compensation for Sub-Adviser’s services rendered, a fee, computed and accrued daily and paid monthly in arrears at the annual rate of the average daily net assets of the Fund as listed below.

Fund	Compensation (net of waivers and reimbursements)
American Independence Kansas Tax-Exempt Bond Fund	0.15%

DATED: [ ], 2015

APPENDIX E

BENEFICIAL OWNERS OF TRUST SHARES

As of the Record Date, the table below provides information on the persons owning, or beneficially owning, as of record 5% or more of the Funds.

[To be filed with definitive filing]

E-1

PROXY

American Independence Funds Trust

Rx Dynamic Stock Fund

1345 Avenue of the Americas, 2nd Floor

New York, NY  10105

(866) 410-2006

www.aifunds.com

SPECIAL MEETING OF SHAREHOLDERS

November 20, 2015

The undersigned hereby appoints Eric M. Rubin and Susan Silva, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the separate investment series listed above (the “Fund”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on November 20, 2015, at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote “FOR” the proposals, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.

The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new investment advisory agreement between the Fund and RiskX Investments, LLC.	[ ]	[ ]	[ ]
Proposal 2:	NOT APPLICABLE
Not Applicable. Your Fund is not seeking a vote on this proposal.	[ X ]
Proposal 3:	NOT APPLICABLE
Not Applicable. Your Fund is not seeking a vote on this proposal.	[ X ]
Proposal 4:	FOR	WITHHOLD
To elect each of the Trustees below to the Trust’s Board:
4a. Jeffrey Haas	[ ]	[ ]
4b. Thomas Kice	[ ]	[ ]
4c. George Mileusnic	[ ]	[ ]
4d. Peter Ochs	[ ]	[ ]
4e. Darlene DeRemer (Interested Trustee)	[ ]	[ ]
Proposal 5:	FOR	AGAINST	ABSTAIN
To approve any other matters as may properly come before the Meeting and any adjournment or postponement thereof.	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Name of Shareholder(s) — Please print or type

Signature(s) of Shareholder(s)	Dated

Signature(s) of Shareholder(s)	Dated

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.   PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

American Independence Funds Trust

American Independence JAForlines Risk-Managed Allocation Fund

1345 Avenue of the Americas, 2nd Floor

New York, NY  10105

(866) 410-2006

www.aifunds.com

SPECIAL MEETING OF SHAREHOLDERS

November 20, 2015

The undersigned hereby appoints Eric M. Rubin and Susan Silva, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the separate investment series listed above (the “Fund”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on November 20, 2015, at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote “FOR” the proposals, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.

The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new investment advisory agreement between the Fund and RiskX Investments, LLC.	[ ]	[ ]	[ ]
Proposal 2a:	FOR	AGAINST	ABSTAIN
To approve the new investment sub-advisory agreement between RiskX Investments, LLC and J.A. Forlines Global, LLC	[ ]	[ ]	[ ]
Proposal 3:	NOT APPLICABLE
Not Applicable. Your Fund is not seeking a vote on this proposal.	[ X ]
Proposal 4:	FOR	WITHHOLD
To elect each of the Trustees below to the Trust’s Board:
4a. Jeffrey Haas	[ ]	[ ]
4b. Thomas Kice	[ ]	[ ]
4c. George Mileusnic	[ ]	[ ]
4d. Peter Ochs	[ ]	[ ]
4e. Darlene DeRemer (Interested Trustee)	[ ]	[ ]
Proposal 5:	FOR	AGAINST	ABSTAIN
To approve any other matters as may properly come before the Meeting and any adjournment or postponement thereof.	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Name of Shareholder(s) — Please print or type

Signature(s) of Shareholder(s)	Dated

Signature(s) of Shareholder(s)	Dated

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

American Independence Funds Trust

American Independence International Alpha Strategies Fund

1345 Avenue of the Americas, 2nd Floor

New York, NY  10105

(866) 410-2006

www.aifunds.com

SPECIAL MEETING OF SHAREHOLDERS

November 20, 2015

The undersigned hereby appoints Eric M. Rubin and Susan Silva, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the separate investment series listed above (the “Fund”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on November 20, 2015, at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote “FOR” the proposals, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.

The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new investment advisory agreement between the Fund and RiskX Investments, LLC.	[ ]	[ ]	[ ]
Proposal 2b:	FOR	AGAINST	ABSTAIN
To approve the new investment sub-advisory agreement between RiskX Investments, LLC and Navellier & Associates, Inc.	[ ]	[ ]	[ ]
Proposal 3:	NOT APPLICABLE
Not Applicable. Your Fund is not seeking a vote on this proposal.	[ X ]
Proposal 4:	FOR	WITHHOLD
To elect each of the Trustees below to the Trust’s Board:
4a. Jeffrey Haas	[ ]	[ ]
4b. Thomas Kice	[ ]	[ ]
4c. George Mileusnic	[ ]	[ ]
4d. Peter Ochs	[ ]	[ ]
4e. Darlene DeRemer (Interested Trustee)	[ ]	[ ]
Proposal 5:	FOR	AGAINST	ABSTAIN
To approve any other matters as may properly come before the Meeting and any adjournment or postponement thereof.	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Name of Shareholder(s) — Please print or type

Signature(s) of Shareholder(s)	Dated

Signature(s) of Shareholder(s)	Dated

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

American Independence Funds Trust

American Independence Kansas Tax-Exempt Bond Fund

1345 Avenue of the Americas, 2nd Floor

New York, NY  10105

(866) 410-2006

www.aifunds.com

SPECIAL MEETING OF SHAREHOLDERS

November 20, 2015

The undersigned hereby appoints Eric M. Rubin and Susan Silva, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the separate investment series listed above (the “Fund”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on November 20, 2015, at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote “FOR” the proposals, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.

The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new investment advisory agreement between the Fund and RiskX Investments, LLC.	[ ]	[ ]	[ ]
Proposal 2:	NOT APPLICABLE
Not Applicable. Your Fund is not seeking a vote on this proposal.	[ X ]
Proposal 3:	FOR	AGAINST	ABSTAIN
To approve a new investment sub-advisory agreement between RiskX Investments, LLC and Arrivato Asset Management, LLC	[ ]	[ ]	[ ]
Proposal 4:	FOR	WITHHOLD
To elect each of the Trustees below to the Trust’s Board:
4a. Jeffrey Haas	[ ]	[ ]
4b. Thomas Kice	[ ]	[ ]
4c. George Mileusnic	[ ]	[ ]
4d. Peter Ochs	[ ]	[ ]
4e. Darlene DeRemer (Interested Trustee)	[ ]	[ ]
Proposal 5:	FOR	AGAINST	ABSTAIN
To approve any other matters as may properly come before the Meeting and any adjournment or postponement thereof.	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Name of Shareholder(s) — Please print or type

Signature(s) of Shareholder(s)	Dated

Signature(s) of Shareholder(s)	Dated

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

American Independence Funds Trust

American Independence Boyd Watterson Core Plus Fund

1345 Avenue of the Americas, 2nd Floor

New York, NY  10105

(866) 410-2006

www.aifunds.com

SPECIAL MEETING OF SHAREHOLDERS

November 20, 2015

The undersigned hereby appoints Eric M. Rubin and Susan Silva, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the separate investment series listed above (the “Fund”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on November 20, 2015, at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote “FOR” the proposals, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.

The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new investment advisory agreement between the Fund and RiskX Investments, LLC.	[ ]	[ ]	[ ]
Proposal 2c:	FOR	AGAINST	ABSTAIN
To approve the new investment sub-advisory agreement between RiskX Investments, LLC and Boyd Watterson Asset Management, LLC	[ ]	[ ]	[ ]
Proposal 3:	NOT APPLICABLE
Not Applicable. Your Fund is not seeking a vote on this proposal.	[ X ]
Proposal 4:	FOR	WITHHOLD
To elect each of the Trustees below to the Trust’s Board:
4a. Jeffrey Haas	[ ]	[ ]
4b. Thomas Kice	[ ]	[ ]
4c. George Mileusnic	[ ]	[ ]
4d. Peter Ochs	[ ]	[ ]
4e. Darlene DeRemer (Interested Trustee)	[ ]	[ ]
Proposal 5:	FOR	AGAINST	ABSTAIN
To approve any other matters as may properly come before the Meeting and any adjournment or postponement thereof.	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Name of Shareholder(s) — Please print or type

Signature(s) of Shareholder(s)	Dated

Signature(s) of Shareholder(s)	Dated

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

American Independence Funds Trust

American Independence U.S. Inflation-Indexed Fund

1345 Avenue of the Americas, 2nd Floor

New York, NY  10105

(866) 410-2006

www.aifunds.com

SPECIAL MEETING OF SHAREHOLDERS

March 20, 2013

November 20, 2015

The undersigned hereby appoints Eric M. Rubin and Susan Silva, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the separate investment series listed above (the “Fund”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on November 20, 2015, at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote “FOR” the proposals, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.

The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new investment advisory agreement between the Fund and RiskX Investments, LLC.	[ ]	[ ]	[ ]
Proposal 2d:	FOR	AGAINST	ABSTAIN
To approve the new investment sub-advisory agreement between RiskX Investments, LLC and Fischer Francis Trees & Watts, Inc.	[ ]	[ ]	[ ]
Proposal 3:	NOT APPLICABLE
Not Applicable. Your Fund is not seeking a vote on this proposal.	[ X ]
Proposal 4:	FOR	WITHHOLD
To elect each of the Trustees below to the Trust’s Board:
4a. Jeffrey Haas	[ ]	[ ]
4b. Thomas Kice	[ ]	[ ]
4c. George Mileusnic	[ ]	[ ]
4d. Peter Ochs	[ ]	[ ]
4e. Darlene DeRemer (Interested Trustee)	[ ]	[ ]
Proposal 5:	FOR	AGAINST	ABSTAIN
To approve any other matters as may properly come before the Meeting and any adjournment or postponement thereof.	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Name of Shareholder(s) — Please print or type

Signature(s) of Shareholder(s)	Dated

Signature(s) of Shareholder(s)	Dated

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

American Independence Funds Trust

American Independence Large Cap Growth Fund

1345 Avenue of the Americas, 2nd Floor

New York, NY  10105

(866) 410-2006

www.aifunds.com

SPECIAL MEETING OF SHAREHOLDERS

November 20, 2015

The undersigned hereby appoints Eric M. Rubin and Susan Silva, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the separate investment series listed above (the “Fund”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on November 20, 2015, at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote “FOR” the proposals, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.

The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new investment advisory agreement between the Fund and RiskX Investments, LLC.	[ ]	[ ]	[ ]
Proposal 2b:	FOR	AGAINST	ABSTAIN
To approve the new investment sub-advisory agreement between RiskX Investments, LLC and Navellier & Associates, Inc.	[ ]	[ ]	[ ]
Proposal 3:	NOT APPLICABLE
Not Applicable. Your Fund is not seeking a vote on this proposal.	[ X ]
Proposal 4:	FOR	WITHHOLD
To elect each of the Trustees below to the Trust’s Board:
4a. Jeffrey Haas	[ ]	[ ]
4b. Thomas Kice	[ ]	[ ]
4c. George Mileusnic	[ ]	[ ]
4d. Peter Ochs	[ ]	[ ]
4e. Darlene DeRemer (Interested Trustee)	[ ]	[ ]
Proposal 5:	FOR	AGAINST	ABSTAIN
To approve any other matters as may properly come before the Meeting and any adjournment or postponement thereof.	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Name of Shareholder(s) — Please print or type

Signature(s) of Shareholder(s)	Dated

Signature(s) of Shareholder(s)	Dated

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.